UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Legg Mason Global Asset Management Trust

Legg Mason Partners Equity Trust

Legg Mason Partners Variable Equity Trust

280 Park Avenue

New York, NY 10017

[            ], 2021

Dear Shareholder:

A joint special meeting of shareholders of Legg Mason Global Asset Management Trust, Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust (each, a “Trust”), including their various series (each, a “Fund” and collectively, the “Funds”), is scheduled to be held on Tuesday, June 15, 2021 at 10:00 a.m. (Eastern time). Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of Fund shareholders, the meeting will be held in a virtual meeting format that is accessible solely by means of remote communication. Instructions on attending the meeting are set forth in the enclosed Notice of Meeting.

The meeting is being held for the purposes of:

1)	Electing Trustees; and

2)	Transacting such other business as may properly come before the special meeting and any adjournment(s) or postponement(s) thereof.

Shareholders are being asked to elect Trustees of each Trust. Currently, the Funds of Legg Mason Global Asset Management Trust are overseen by one group of Trustees, and the Funds of Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust are overseen by a different group of Trustees. The Boards recommend that shareholders elect all of the nominees, which will result in a single group of Trustees comprised of members of both existing Boards, overseeing all of the Funds (the “Combined Board”). As described in the enclosed joint proxy statement, the anticipated benefits of the Combined Board include efficiency in operations and potential long-term cost savings.

The Board responsible for your Fund recommends that you vote “FOR” Proposal 1. However, before you vote, please read the full text of the joint proxy statement for an explanation of the proposal.

Your vote on this matter is important. Please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposal to be voted on, please call Computershare Fund Services at 1-866-963-5819.

Sincerely,

Jane Trust

President and Trustee

Legg Mason Global Asset Management Trust

Legg Mason Partners Equity Trust

Legg Mason Partners Variable Equity Trust

280 Park Avenue

New York, NY 10017

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To Be Held On June 15, 2021

A joint special meeting of the shareholders (the “Meeting”) of Legg Mason Global Asset Management Trust, Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust (each, a “Trust”), including their various series (each, a “Fund”) is scheduled to be held on Tuesday, June 15, 2021 at 10:00 a.m. (Eastern time). Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of Fund shareholders, the Meeting will be held in a virtual meeting format that is accessible solely by means of remote communication, described further below.

The Meeting is being held for the following purposes, as more fully described in the accompanying Joint Proxy Statement:

1)	For each Trust, to elect Trustees of the Trust.

2)	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Your Board recommends that you vote “FOR” Proposal 1.

Shareholders of record at the close of business on March 1, 2021 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

The Meeting will be held at the following Meeting website: http://www.meetingcenter.io/241978409. To participate in the Meeting, shareholders must enter the following password: LMF2021. Shareholders must also enter the control number found on the applicable proxy card received. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. For questions relating to participation at the Meeting by remote communication, please call the Computershare Fund Services (“Computershare”) technical support number at 1-888-888-0151.

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If shares are held through an intermediary, such as a bank or broker, shareholders must register in advance to attend the Meeting. To register shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare. Shareholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 10:00 a.m. (Eastern Time) on June 11, 2021. Shareholders will receive a confirmation email from Computershare of the shareholder’s registration and a control number that will allow the shareholder to vote at the Meeting.

By order of the Boards of Trustees,

Marc A. De Oliveira

Secretary

[    ], 2021

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Legg Mason Global Asset Management Trust

Legg Mason Partners Equity Trust

Legg Mason Partners Variable Equity Trust

280 Park Avenue

New York, NY 10017

JOINT PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on June 15, 2021:

The Notice of Joint Special Meeting of Shareholders, the Joint Proxy Statement and the form of proxy card and voting instruction form, and any amendments or supplements to the foregoing, are available on the Internet at https://www.proxy-direct.com/lmf-31874.

If you have any questions, including questions relating to attending the Meeting by remote communication, or would like to vote your shares, please call Computershare Fund Services (“Computershare”), the proxy solicitor for the Funds, toll-free at 1-866-963-5819.

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each, a “Board”) of each of Legg Mason Global Asset Management Trust, Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust (each, a “Trust”), of proxies to be voted at a joint special meeting of shareholders of each Trust, including their various series (each, a “Fund” and collectively, the “Funds”), scheduled to be held on Tuesday, June 15, 2021 (for each Trust, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments or postponements thereof. The Meetings, which are identified in the enclosed “Notice of Joint Special Meeting of Shareholders,” will be held at 10:00 a.m. (Eastern time). Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of Fund shareholders, the Meetings will be held in a virtual meeting format that is accessible solely by means of remote communication. The Meetings will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders.

The Board of each Trust has determined that the use of this Joint Proxy Statement is in the best interests of the Funds and their shareholders in light of the related matters being considered and voted on by shareholders. The Meetings are being held together for convenience, but each Meeting is a separate meeting. At each Meeting of a Trust, shareholders of each Fund in the Trust will vote together on the election of Trustees for that Trust. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about [    ], 2021.

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Each Fund is organized as a series of a Maryland statutory trust. The Trusts are registered investment companies. A list of each Trust, and the series of each Trust, is set forth in Appendix A.

Shareholders of record at the close of business on March 1, 2021 (the “Record Date”) are entitled to vote at the Meetings.

Shareholders of each Fund are entitled to one vote for each dollar of net asset value represented by the shareholder’s shares of the Fund(s) on the Record Date.

The number of shares of each Fund outstanding at the close of business on the Record Date and the net assets of each Fund as of that date are shown in Appendix B.

The Fund of which you are a shareholder is named on the proxy card included with this Joint Proxy Statement (references herein to proxy cards include voting instruction forms provided to the holders of variable annuity contracts and variable life insurance contracts). If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Trust’s Meeting will be voted at that Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to Proposal 1, the shares will be voted “FOR” all of the nominees. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Trust a written notice of revocation (addressed to the Secretary of the Trust at the principal executive offices of the Trust at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a broker-dealer, bank, insurance company or other intermediary, please consult your broker-dealer, bank, insurance company or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Satisfactory evidence of ownership of Fund shares will be required to vote at the Meeting. If you plan to attend the Meeting at the location specified in the notice, we request that you bring photographic identification and a copy of the proxy card included with this Joint Proxy Statement.

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Annual reports are provided to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is set forth on Appendix H. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at P.O. Box 9699, Providence, RI 02940-9699 or by calling toll free at 1-877-721-1926. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

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VOTE REQUIRED AND MANNER OF VOTING PROXIES

The Board of Trustees of each Trust oversees all of the Funds that are series of that Trust. For each Trust, the shareholders of all series will vote together as a single class to elect Trustees and the voting power of the shares of each series will be counted together in determining the results of the voting. A quorum of shareholders with respect to a Trust is required to take action at the Meeting on Proposal 1 with respect to such Trust. For each Trust, the quorum requirement for Proposal 1 is 30% of the voting power of the Trust taken as a whole as of the Record Date. Total voting power of the Trust taken as a whole is determined, not by the number of shares outstanding, but by net asset value of all of the outstanding shares (including fractional shares) of the Trust as of the Record Date. Each share (or fractional share) of a Trust outstanding as of the Record Date is entitled to a number of votes equal to the net asset value of that share (or fractional share) as of the Record Date. This is referred to as “dollar-weighted” voting.

Votes cast at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election, who are employees of Computershare, the proxy solicitor engaged by Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Funds’ investment manager and/or sub-administrator, on behalf of the Funds, will determine whether or not a quorum is present at the Meeting.

Abstentions and “broker non-votes” (shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) generally are included for purposes of determining whether a quorum is present at a shareholder meeting, but are not treated as votes cast at such meeting. However, because the Trusts understand that a broker or nominee may exercise discretionary voting power with respect to Proposal 1, and there are no other proposals expected to come before the Meetings for which a broker or nominee would not have discretionary voting authority, the Trusts do not anticipate that there will be any “broker non-votes” at the Meetings.

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on Proposal 1, your shares will be voted in favor of all of the nominees.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of all of the nominees. With respect to routine matters such as Proposal 1, if a beneficial owner fails to provide voting instructions by the date specified in a broker-dealer firm’s proxy solicitation materials, the Trusts

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understand that the broker-dealer firm may exercise discretionary voting power with respect to Proposal 1 on behalf of such beneficial owner.

If you hold shares of a Fund through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed to authorize a service agent to vote such shares in favor of the nominees. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how a Fund votes, if other shareholders fail to vote.

Shares of certain Funds are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (the “Variable Annuity Funds”). The rights accompanying shares of certain of the Variable Annuity Funds are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed voting instruction form or other authorization by a holder that does not specify how the holder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of all of the nominees. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their participating insurance company. Each participating insurance company will vote Variable Annuity Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. Because of this practice, a small number of holders of variable annuity contracts and variable life insurance policies could determine how an insurance company votes with respect to a Variable Annuity Fund, if other holders of variable annuity contracts and variable life insurance policies fail to vote. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a

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variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose the nominees. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Certain Funds are “Funds of Funds” that invest in shares of other Funds (“Underlying Funds”). Each Fund of Funds intends to vote its shares in an Underlying Fund in the same proportion as the votes received from other shareholders of the Underlying Fund, sometimes called “mirror voting.”

LMPFA and each Fund’s subadviser(s) are subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, together with its subsidiaries, operates as Franklin Templeton. Franklin Templeton and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of all of the nominees. Unless otherwise provided in client guidelines, Franklin Templeton and its affiliates generally intend to vote Fund shares owned in a client account over which Franklin Templeton or an affiliate has discretionary authority in favor of all of the nominees. Please see Appendix I for information regarding persons, including Franklin Templeton and its affiliates, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of a Fund.

Proposal 1:

•	For each Trust, nominees must be elected by a plurality of the votes cast at the Meeting at which a quorum exists.

•

For each Trust, the shareholders of all series will vote together as a single class and the voting power of the shares of each series will be counted together in determining the results of the voting for the proposal.

THE PROPOSAL TO ELECT TRUSTEES

The purpose of the proposal is to elect Trustees of Legg Mason Global Asset Management Trust, Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust. Currently, two different Boards (each an “Existing Board” and together, the “Existing Boards”) oversee the Funds. The Boards recommend that shareholders elect all of the nominees, which will result in a single group of Trustees (the “Combined Board”), comprised of members of both Existing Boards, overseeing all of the Funds.

The nominees for Trustees of the Combined Board (each, a “Nominee”) are: Paul R. Ades, Andrew L. Breech, Althea L. Duersten, Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Arnold L. Lehman, Robin J.W. Masters, Jerome H. Miller, Ken Miller, G. Peter O’Brien, Thomas F. Schlafly and Jane Trust. All of the Nominees, except for Ms. Trust, are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustee Nominees.”)

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It is intended that the enclosed proxy card will be voted for all Nominees for the Combined Board unless a proxy contains specific instructions to the contrary. The Nominees’ term of office is expected to commence on or about July 1, 2021 or promptly after the election of the Nominees if the Meeting is adjourned or postponed to a date after July 1, 2021.

The current members of Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust (“Existing Board 1”) are: Paul R. Ades, Andrew L. Breech, Althea L. Duersten, Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller, Thomas F. Schlafly and Jane Trust.

The current members of Legg Mason Global Asset Management Trust (“Existing Board 2”) are: Ruby P. Hearn, Arnold L. Lehman, Robin J.W. Masters, Jill E. McGovern, Arthur S. Mehlman, G. Peter O’Brien, S. Ford Rowan, Robert M. Tarola and Jane Trust.

Each series of each Trust is listed on Appendix A.

Reasons for Board Combination

The Independent Trustee Nominees for the Combined Board consist of all nine current members of Existing Board 1 and three current members of Existing Board 2. Ms. Trust serves as an interested trustee on each Existing Board and is nominated to serve as interested trustee on the Combined Board. In identifying the Nominees, each Existing Board went through a due diligence process to meet the Trustees on the other board and understand the Funds that will be overseen by the Combined Board.

The Existing Boards believe that the Combined Board may provide benefits to the Funds. The Board combination is the result of discussions and meetings among the members of the Existing Boards and with management, during which the Existing Boards considered a number of matters about governance of the Funds. Among other things, the Existing Boards concluded with respect to the establishment of the Combined Board:

•	The Combined Board would promote efficient and effective oversight of the Funds.

•	The Combined Board will have the benefit of the particular skill sets, experiences and other attributes of the Nominees.

•

The election of the Combined Board addresses the need for the Funds overseen by Existing Board 1 to have a shareholders meeting in the near future following changes in Board composition as a result of retirements.

•	The Combined Board would assist in enabling the Board to attract and retain qualified individuals to serve as Trustees.

•	The costs to the Funds from the Combined Board are expected to be less per Fund than the current expenses of fund governance, which should produce

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current expense reductions for those Funds that are not subject to an expense cap. Funds that are currently subject to an expense cap may benefit in the future as their assets grow.

•	The Combined Board would promote a more efficient use of resources by management, which may enhance management’s productivity with respect to the Funds. LMPFA would also benefit from reduced expenses.

Each Existing Board considered that, during the course of the next several years, the Existing Board will have a number of vacancies due to scheduled retirements. Existing Board 1 considered that two shareholder-elected Trustees of Existing Board 1 are scheduled to retire at the end of 2021. Upon the retirement of these Trustees less than a majority of Existing Board 1 will have been elected by shareholders. Under the 1940 Act, a mutual fund must call a shareholder meeting to elect Trustees if at any time less than a majority of its board members have been elected by shareholders. As a result, it will be necessary for shareholders of the Funds overseen by Existing Board 1 to elect Trustees to meet this legal requirement.

Existing Board 2 considered that, although it does not anticipate a need to call a shareholder meeting in the immediate future to elect Trustees due to retirements, it would need to hold a shareholder meeting to elect Trustees during the course of the next several years. Existing Board 2 considered that the Combined Board will provide a means to repopulate the Board with well qualified individuals who are knowledgeable about the subadviser(s), the service providers and the fund complex. Existing Board 2 also considered that, in accordance with an agreement by Franklin Templeton to bear certain costs of the Meeting to elect the Combined Board, and in accordance with existing contractual or voluntary agreements to waive fees and/or reimburse expenses for certain Funds, for Funds overseen by Board 2, Franklin Templeton will bear a sizeable portion or all of each Fund’s allocated portion of these costs, thus saving shareholders those future expenses.

Furthermore, each Existing Board considered that, upon the election of all thirteen Nominees, the Combined Board will have greater flexibility than either Existing Board now has to fill future board vacancies, resulting from Trustee retirements or otherwise, occurring in between shareholder meetings without the time and expense associated with calling a shareholder meeting (to the extent permitted by applicable law), while also facilitating the Combined Board’s ability to provide continuity as Trustee retirements occur over the years. As discussed above, under the 1940 Act, a mutual fund must call a shareholder meeting to elect trustees if at any time less than a majority of its board members were elected by shareholders. Moreover, a mutual fund board is permitted to fill any vacancy, for example those resulting from retirements, without calling a shareholder meeting if immediately after filling the vacancy at least two-thirds of the board members then holding office have been elected by shareholders.

Each Nominee has consented to serve on the Board to which he or she has been nominated if elected by shareholders. If, however, before the election, any Nominee is

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unable to serve or for good cause will not serve, proxies may be voted for a replacement nominee, if any, designated by the current Trustees.

The Nominees’ terms of office are expected to commence on or about July 1, 2021. Each Nominee will be elected to hold office as a Trustee until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.

The nominations of the Nominees listed below have been approved by each Existing Board and its nominating committee. Information about the Nominees for the Combined Board is set forth in the sections below. Each Board has determined that the number of its Trustees shall be fixed at the number of Trustees elected at the Meeting, subject to any further changes in Board size permitted by applicable law and the applicable Trust’s charter documents.

The terms of office of Ruby P. Hearn, Jill E. McGovern, Arthur S. Mehlman, S. Ford Rowan and Robert M. Tarola, current members of Existing Board 2, will not continue with respect to the Funds once the Combined Board takes office. Drs. Hearn and McGovern and Messrs. Mehlman, Rowan and Tarola are retiring from service as Trustees of the Funds. In recognition of their retirements, Drs. Hearn and McGovern and Messrs. Mehlman, Rowan and Tarola will receive payments from the Funds overseen by Existing Board 2 equal to the amount of Trustee compensation she or he would have received had she or he continued to be a member of Existing Board 2 until December 31, 2021. In addition, each of the Independent Trustees of Existing Board 2 received meeting fees for special meetings of the Independent Trustees Committee held to consider the Board consolidation proposal and Dr. Hearn, who led the due diligence review on behalf of Existing Board 2, received additional compensation for those services. Franklin Templeton or its affiliates will reimburse the Funds for these payments. Please see Appendix C.

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Current Trustees and Nominees

The current Trustees and Nominees for the Combined Board, their years of birth, their principal occupations during the past five years (their titles may have varied during that period), the number of Funds in the fund complex he or she expects to oversee on or about July 1, 2021, following the formation of the Combined Board, subject to shareholder approval and scheduled retirements, and other board memberships they hold are set forth below. The address of each current Trustee and Nominee is c/o Jane Trust, 100 International Drive, 11th Floor, Baltimore, MD 21202. Each Nominee was recommended for nomination by the Existing Boards.

Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Independent Trustee Nominees*:
Paul R. Ades Born 1940	Current Member of Existing Board 1 and Nominee to Combined Board	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	59	None
Andrew L. Breech Born 1952	Current Member of Existing Board 1 and Nominee to Combined Board	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	59	None
Althea L. Duersten Born 1951	Board Chair and Current Member of Existing Board 1 and Nominee to Combined Board	Since 2014 (Board Chair since 2021)	Retired (since 2011); formerly, Chief Investment Officer, North America, JP Morgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)	59	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019-2020)
Stephen R. Gross Born 1947	Current Member of Existing Board 1 and Nominee to Combined Board	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Susan M. Heilbron Born 1945	Current Member of Existing Board 1 and Nominee to Combined Board	Since 1991	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	59	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)
Howard J. Johnson Born 1938	Current Member of Existing Board 1 and Nominee to Combined Board	From 1981 to 1998 and since 2000 (Board Chair from 2013 to 2020)	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)	59	None
Arnold L. Lehman Born 1944	Board Chair and Current Member of Existing Board 2 and Nominee to Combined Board	Since 1982 (Board Chair since 2015)	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)	59	Trustee of American Federation of Arts (since 2002)

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Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Robin J.W. Masters, CFA Born 1955	Current Member of Existing Board 2 and Nominee to Combined Board	Since 2002	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)	59	Director of HSBC Managed Portfolios Limited, HSBC Corporate Money Funds Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); formerly, Director/Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc (2007 to 2011)
Jerome H. Miller Born 1938	Current Member of Existing Board 1 and Nominee to Combined Board	Since 1995	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)	59	None
Ken Miller Born 1942	Current Member of Existing Board 1 and Nominee to Combined Board	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
G. Peter O’Brien Born 1945	Current Member of Existing Board 2 and Nominee to Combined Board	Since 1999	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)	Trustee of 59 Legg Mason Funds; Director/ Trustee of the Royce Family of Funds consisting of 16 portfolios	Formerly, Director of TICC Capital Corp. (2003 to 2017)
Thomas F. Schlafly Born 1948	Current Member of Existing Board 1 and Nominee to Combined Board	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)	59	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)
Interested Trustee Nominee:
Jane Trust, CFA[4] Born 1962	Current Member of Existing Board 1 and Existing Board 2, President and Chief Executive Officer of the Trusts, and Nominee to the Combined Board	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 135 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)	135	None

15

Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Independent Trustees of Existing Board 2 Not Continuing**:
Ruby P. Hearn Born 1940	Current Member of Existing Board 2	Since 2004	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the National Academy of Medicine (formerly known as the Institute of Medicine) (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2011); Director of the Institute for Healthcare Improvement (2002 to 2011); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)	20	None
Jill E. McGovern Born 1944	Current Member of Existing Board 2	Since 1989	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)	20	Formerly, Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

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Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Arthur S. Mehlman Born 1942	Current Member of Existing Board 2	Since 2002

Retired. Director, The University of

Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director of Municipal Mortgage & Equity, LLC. (2004 to 2011); Partner-in-Charge of the Audit Practice for Baltimore and Washington offices (1998 to 2001), and Managing Partner of the Baltimore office (1992 to 1995) at KPMG LLP (international accounting firm)

				Trustee of 20 Legg Mason Funds; Director/ Trustee of the Royce Family of Funds consisting of 16 portfolios	Formerly, Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)
S. Ford Rowan Born 1943	Current Member of Existing Board 2	Since 2002	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)	20	None

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Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by Nominee[2]	Other Board Memberships Held by Nominee[3]
Robert M. Tarola Born 1950	Current Member of Existing Board 2	Since 2004	President of Right Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008); Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)	20	Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director and Board Chair of American Kidney Fund (renal disease assistance) ( 2008 to 2020); Director and Board Chair of XBRL International, Inc. (global data standard setting) (2015 to 2020); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (2008 to 2014)
*	Nominees who are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust.
**

The terms of office of Ruby P. Hearn, Jill E. McGovern, Arthur S. Mehlman, S. Ford Rowan and Robert M. Tarola, current members of Existing Board 2, will not continue with respect to the Funds once the Combined Board takes office on or about July 1, 2021.

[1]

Indicates the earliest year in which current Trustee or Nominee became a Trustee for a fund in the fund complex. Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]

For each Nominee, the number shown is the total number of separate portfolios within the fund complex that the Nominee would oversee if he or she is elected during the Meeting. For each current Trustee who is not a Nominee, the number shown is the total number of separate portfolios within the fund complex that the Nominee oversees as of the date of this proxy statement.

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[3]

In addition to overseeing the Funds of Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust, the Trustees of Existing Board 1 also currently oversee the one fund of ActiveShares® ETF Trust and the nine funds of Legg Mason ETF Investment Trust. Concurrently with issuance of this proxy statement, shareholders of the nine funds of Legg Mason ETF Investment Trust are being asked to elect a new slate of trustees consisting of Trustees who currently oversee the Franklin Templeton family of ETFs (the “New Legg Mason ETF Trustees”). In addition, shareholders of the one fund of ActiveShares® ETF Trust are also being asked to elect the New Legg Mason ETF Trustees. The Trustees of Existing Board 1 will not continue as Trustees of ActiveShares® ETF Trust or Legg Mason ETF Investment Trust if the New Legg Mason ETF Trustees are elected and take office, which is expected to occur on or about July 1, 2021.

[4]	Ms. Trust is an “interested person” (as defined in the 1940 Act) of each Trust because of her position with LMPFA and/or certain of its affiliates.

Qualifications of Current Trustees and Nominees

Each Existing Board believes that the experience, qualifications, attributes and/or skills of each Nominee and of each of its current Trustees on an individual basis and in combination with those of its other current Trustees and the Nominees lead to the conclusion that each Board possesses the requisite skills and attributes. Each Existing Board believes that the Nominees’ and its current Trustees’ abilities to review, critically evaluate, question and discuss information provided to them, to interact effectively with each Fund’s manager, subadviser(s), other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

The Existing Boards have considered the following experience, qualifications, attributes and/or skills, among others, of the Nominees and the current Trustees in reaching its conclusion with respect to the Nominees and its current Trustees: his or her character and integrity; such person’s length of service as a board member of the Funds; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; such person’s skills, experience, judgment, analytical ability, intelligence, and common sense; their current or previous profit and non-profit board membership; such person’s considerable familiarity with the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees; and as to each Nominee other than Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Funds (each an “Independent Trustee”). No particular qualification, experience or background establishes the basis for the Existing Boards’ conclusion with respect to the Nominees and the current Trustees, and individual Trustees may have attributed different weights to the various factors.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to the Nominees: Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions; Mr. Breech has substantial experience as the chief executive of a private corporation; Ms. Duersten has substantial experience as a global investment and trading manager in capital markets across multiple asset classes, including as the chief investment officer for the North American region of a major investment bank and service on its executive

19

committee; Mr. Gross has a substantial accounting background and experience as an officer, trustee and board member of various organizations and has been determined to qualify as an audit committee financial expert of Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust; Ms. Heilbron has substantial legal background and experience, business and consulting experience, and experience as a board member of public companies; Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant; Dr. Lehman has experience as chief executive officer of major museums and other entities involved in the arts, experience as Lead Independent Trustee and Board Chair of Existing Board 2 and experience as a founding director of the Legg Mason Funds; Ms. Masters has investment management experience as a chief investment officer, as a director of an investment advisory firm and service on the boards of other investment companies; Mr. Jerome Miller has substantial experience as an executive in the asset management group of a major broker/dealer; Mr. Ken Miller has substantial experience as a senior executive of an operating company; Mr. O’Brien has experience at senior levels of a large financial services company and service on the boards of academic institutions and a residential home care company; Mr. Schlafly has substantial experience practicing law and also serves as the non-executive Chairman of a private corporation and as director of a bank; and Ms. Trust has been the Chief Executive Officer of each Trust and other funds sponsored by Franklin Templeton (and before that, Legg Mason) since 2015, and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Franklin Templeton and affiliated entities.

In addition, Existing Board 2 believes that the following specific experience, qualifications, attributes and/or skills apply as to the other current Trustees of Existing Board 2: Dr. Hearn has experience in senior management and on the boards of non-profit organizations devoted to health and health care and scientific analytical training, and service on the governing board and policy making body for a university; Dr. McGovern has experience as chief executive officer of a foundation and non-profit fundraising organization devoted to programs of the National Marrow Donor Program; Mr. Mehlman has accounting, auditing and management experience with an international accounting firm, and service on the boards of a for-profit publicly held entity, an academic foundation and a non-profit organization that provides services for individuals of all abilities, and has been determined to qualify as an audit committee financial expert for Legg Mason Global Asset Management Trust; Mr. Rowan has experience in business and management consulting, academic experience as a lecturer in organizational sciences and journalism, experience in senior levels of a non-profit organization dedicated to the management of critical events and service on the board of a non-profit independent research and educational center; and Mr. Tarola has experience as a chief financial officer and in senior management of several public and large private companies, as an advisory group member to the Public Company Accounting Oversight Board, as a partner with an international accounting firm, and in senior management of a

20

corporate finance and governance organization, and has been determined to qualify as an audit committee financial expert of Legg Mason Global Asset Management Trust.

References to the qualifications, attributes and skills of Nominees and current Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of an Existing Board, the Combined Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on an Existing Board or the Combined Board by reason thereof.

General Information Regarding the Boards

Compensation: Information relating to compensation paid to the Nominees and current Trustees who serve on the Existing Boards for the Most Recent Year1 is set forth in Appendix C.

Equity Securities Owned by the Current Trustees and Nominees: Information relating to the amount of equity securities of the Funds and other funds in the fund complex owned by the current Trustees and the Nominees as of February 12, 2021 is set forth in Appendix D.

Attendance of Trustees at Annual Meeting: No Trust has a policy with regard to attendance of Trustees at annual shareholder meetings. No annual meeting for any Trust was held during the Most Recent Year.

Board Meetings: During the Most Recent Year, Existing Board 1 met six times and Existing Board 2 met nine times. Each Nominee and current Trustee attended more than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which he or she served.

Board Leadership Structure, Oversight and Standing Committees of the Existing Boards: Information relating to the various standing committees of the Existing Boards is set forth in Appendix E.

The Chair of each Existing Board and the committee chairs work with the Chief Executive Officer of the Trusts to set the agendas for Board and committee meetings. Each Chair serves as a key point person for interaction between management and the other Independent Trustees. Through each Existing Board’s committees the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. Each Existing Board has determined that its committees help ensure that the Funds have effective and independent governance and oversight. Each Existing Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Franklin Templeton, is

1 The term “Most Recent Year,” when used in the Joint Proxy Statement and the relevant Appendices, refers to the calendar year ended December 31, 2020, which coincides with the last fiscal year of certain of the Funds, as shown in Appendix H.

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appropriate. Each Existing Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including each Fund’s subadviser(s).

Each Fund’s service providers, primarily each Fund’s manager, sub-administrator (for certain Funds), subadviser(s) and, as appropriate, their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of each Fund, each Existing Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of each Existing Board’s general oversight of each Fund and its service providers. The Existing Boards have emphasized to each Fund’s manager, sub-administrator (for certain Funds) and subadviser(s) the importance of maintaining vigorous risk management.

The Funds are subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Each Fund’s manager, sub-administrator (for certain Funds) and subadviser(s), the affiliates of the manager, sub-administrator, and subadviser(s) or various service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the manager (for certain Funds), subadviser(s) and other service providers, such as the Funds’ independent registered public accounting firm, make periodic reports to the Existing Boards or their committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, each Existing Board’s risk management oversight is subject to inherent limitations.

Officers of the Trusts

The officers of each Trust, their ages and their principal occupations during the past five years (their titles may have varied during that period) are set forth in Appendix G.

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Shareholder Approval

The votes of each Fund in the same Trust will be counted together with respect to the election of the Nominees to the Combined Board and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds that are series of the same Trust. The election of Nominees to the Combined Board must be approved by a plurality of the votes cast at each Meeting at which a quorum exists.

If not enough proxies or votes have been received from shareholders of a Trust to achieve quorum and approve Proposal 1 by the time of the Meeting, the Meeting may be postponed or adjourned with respect to one or more Trusts to permit further solicitation of proxies, or for the applicable Existing Board to consider alternate steps. If the shareholders of a Trust do not ultimately approve Proposal 1, the applicable Existing Board will continue to oversee the affected Trust as they currently do pending any further action by the applicable Existing Board.

Your Board recommends that you vote “FOR” the election

of each of the Nominees to the Combined Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trustees, including a majority of the Independent Trustees, of each Trust have selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds. No representatives of PwC will be present at the Meeting.

Appendix H sets forth for each Fund, for each of the applicable Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund and each Fund’s fiscal year end month and day. The fee information in Appendix H is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

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(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of Existing Board 1’s Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

Existing Board 1’s Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firm, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by Existing Board 1’s Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Fund, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) the Fund’s manager and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

The charter of Existing Board 2’s Audit Committee requires that the Audit Committee pre-approve the engagement of each Fund’s independent auditors to perform audit and any permissible non-audit services for the Fund, and, as the Committee deems appropriate, establish and oversee policies and procedures for the pre-approval of such services to a Fund, and review the fees charged to each Fund by

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the independent auditors for audit and non-audit services. Existing Board 2’s Audit Committee charter further requires that the Audit Committee pre-approve the engagement of each Fund’s independent auditors to perform any permissible non-audit services for the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the investment adviser(s) if the engagement relates directly to the operations and financial reporting of the Fund, and, as the Committee deems appropriate, to establish and oversee policies and procedures for the pre-approval of such services. Existing Board 2’s Audit Committee Charter provides that the Committee Chair, or in the event of his or her unavailability, another member of the Committee, is authorized to pre-approve on the Committee’s behalf any matter requiring pre-approval by the Committee, provided that any such approval shall be recorded in writing and reported to the Committee no later than the next regular quarterly meeting.

For each Fund’s two most recent fiscal years, there were no services rendered by PwC to the Funds for which the pre-approval requirement was waived.

Non-audit fees billed for services rendered to each Fund and each Fund’s manager or any entity controlling, controlled by or under common control with the manager that provides ongoing services to the Funds during the last two fiscal years is presented in Appendix H under the caption “Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee.”

Each Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to a Fund’s manager and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by PwC to each Fund, its manager or Covered Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of February 12, 2021, the persons listed in Appendix I owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix I.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, 620 Eighth Avenue, New York, NY 10018, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

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Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write their Fund to the attention of Marc A. De Oliveira, Secretary, 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the governance and nominating committee and the outside counsel to the Independent Trustees of the Board that oversees the Fund for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”). Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will generally be allocated among the Funds on the basis of their respective net assets. In accordance with an agreement by Franklin Templeton to bear certain costs associated with the Meeting with respect to Funds overseen by Existing Board 2, and in accordance with any contractual cap or voluntary agreement to waive fees and/or reimburse expenses for certain Funds overseen by Existing Board 1 and certain Funds overseen by Existing Board 2, for those Funds Franklin Templeton will bear some or all of the Fund’s allocated portion of these costs.

Solicitation may be made by letter or telephone by officers or employees of LMPFA or its affiliates, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and Franklin Templeton will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, the Funds and Franklin Templeton have retained Computershare, a proxy solicitation firm, to assist in the solicitation of proxies. Computershare may solicit proxies personally and by telephone. The mailing service, proxy solicitation costs, and postage and printing costs associated with this Joint Proxy Statement are estimated at approximately $3.4 million, plus reimbursements of out-of-pocket expenses. The Funds’ share of these costs, after giving effect to the agreements and caps described above, is not expected to exceed approximately $2.7 million.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix H.

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Information Concerning the Managers, Subadvisers, Distributor and Administrator

LMPFA has offices at 620 Eighth Avenue, New York, New York 10018. LMPFA serves as the investment manager to the Funds identified as being managed by LMPFA in Appendix B. LMPFA serves as the administrator or sub-administrator to all of the Funds.

ClearBridge Investments, LLC (“ClearBridge”) has offices at 620 Eighth Avenue, New York, New York 10018. ClearBridge serves as the investment manager or subadviser to the Funds identified as being managed or subadvised by ClearBridge by in Appendix B.

Brandywine Global Investment Management, LLC (“Brandywine Global”) has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine Global serves as subadviser to the Funds identified as being subadvised by Brandywine in Appendix B.

ClearBridge RARE Infrastructure (North America) Pty Limited (formerly known as RARE Infrastructure (North America) Pty Ltd.) (“RARE”) has offices at Level 13, 35 Clarence Street, Sydney, NSW 2000 Australia. RARE serves as subadviser to the Funds identified as being subadvised by RARE in Appendix B.

Martin Currie Inc. (“Martin Currie”) has offices at Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES Scotland. Martin Currie serves as subadviser to the Funds identified as being subadvised by Martin Currie in Appendix B.

QS Investors, LLC (“QS Investors”) has offices at 880 Third Avenue, 7th Floor, New York, New York 10022. QS Investors serves as subadviser to the Funds identified as being subadvised by QS Investors in Appendix B.

Western Asset Management Company, LLC (“Western Asset”), has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Management Company Limited (“Western Asset London”), has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Management Company Ltd (“Western Asset Japan”) has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset, Western Asset London and Western Asset Japan serve as subadviser to the Funds identified as being subadvised by Western Asset, Western Asset London and Western Asset Japan in Appendix B.

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 20202, is the distributor to all of the Funds.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other

27

matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Funds.

The Meeting with respect to one or more Trusts may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the Meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other proposal. The Meeting for any Trust may be postponed prior to the Meeting. In the event of any inconsistency between this proxy statement and a Trust’s governing documents or applicable law, the Trust’s governing documents and applicable law will control.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the Internet.

Marc A. De Oliveira

Secretary

[    ], 2021

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Appendix A

Trusts and Series

Trust	Series
Legg Mason Global Asset Management Trust

BrandywineGLOBAL—Alternative Credit Fund

BrandywineGLOBAL—Diversified US Large Cap Value Fund

BrandywineGLOBAL—Dynamic US Large Cap Value Fund

BrandywineGLOBAL—Flexible Bond Fund

BrandywineGLOBAL—Global High Yield Fund

BrandywineGLOBAL—Global Opportunities Bond Fund

BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)

BrandywineGLOBAL—Global Unconstrained Bond Fund

BrandywineGLOBAL—International Opportunities Bond Fund

ClearBridge Global Infrastructure Income Fund

ClearBridge International Growth Fund

ClearBridge Small Cap Fund

ClearBridge Value Trust

Martin Currie Emerging Markets Fund

Martin Currie International Unconstrained Equity Fund

Martin Currie SMASh Series EM Fund

QS Global Market Neutral Fund

QS International Equity Fund

QS Strategic Real Return Fund

QS U.S. Small Capitalization Equity Fund

Legg Mason Partners Equity Trust

ClearBridge Aggressive Growth Fund

ClearBridge All Cap Value Fund

ClearBridge Appreciation Fund

ClearBridge Dividend Strategy Fund

ClearBridge International Small Cap Fund

ClearBridge International Value Fund

ClearBridge Large Cap Growth Fund

ClearBridge Large Cap Value Fund

ClearBridge Mid Cap Fund

ClearBridge Mid Cap Growth Fund

ClearBridge Select Fund

ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

ClearBridge Sustainability Leaders Fund

ClearBridge Tactical Dividend Income Fund

QS Conservative Growth Fund

QS Defensive Growth Fund

QS Global Dividend Fund

QS Global Equity Fund

QS Growth Fund

QS Moderate Growth Fund

QS S&P 500 Index Fund

QS U.S. Large Cap Equity Fund

A-1

Trust	Series
Legg Mason Partners Variable Equity Trust

ClearBridge Variable Aggressive Growth Portfolio

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Growth Portfolio

ClearBridge Variable Large Cap Value Portfolio

ClearBridge Variable Mid Cap Portfolio

ClearBridge Variable Small Cap Growth Portfolio

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

QS Variable Conservative Growth

QS Variable Growth

QS Variable Moderate Growth

Legg Mason/QS Aggressive Model Portfolio

Legg Mason/QS Conservative Model Portfolio

Legg Mason/QS Moderately Aggressive Model Portfolio

Legg Mason/QS Moderately Conservative Model Portfolio

Legg Mason/QS Moderate Model Portfolio

A-2

Appendix B

Fund Information

The following table lists, with respect to each Fund, the names of the Fund’s manager and subadviser(s), the total number of shares outstanding and the net assets of the Fund on the Record Date. Each share (or fractional share) of a Fund outstanding as of the Record Date is entitled to a number of votes equal to the net asset value of that share (or fractional share) as of the Record Date, so called “dollar-weighted” voting.

Trust	Fund	Manager	Subadviser(s)	Total Shares Outstanding	Net Assets ($)
Legg Mason Global Asset Management Trust	BrandywineGLOBAL—Alternative Credit Fund	LMPFA	Brandywine Global
	BrandywineGLOBAL—Diversified US Large Cap Value Fund	LMPFA	Brandywine Global
	BrandywineGLOBAL—Dynamic US Large Cap Value Fund	LMPFA	Brandywine Global
	BrandywineGLOBAL—Flexible Bond Fund	LMPFA	Brandywine Global
	BrandywineGLOBAL—Global High Yield Fund	LMPFA	Brandywine Global
	BrandywineGLOBAL—Global Opportunities Bond Fund	LMPFA	Brandywine Global
	BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)	LMPFA	Brandywine Global
	BrandywineGLOBAL—Global Unconstrained Bond Fund	LMPFA	Brandywine Global
	BrandywineGLOBAL—International Opportunities Bond Fund	LMPFA	Brandywine Global
	ClearBridge Global Infrastructure Income Fund	LMPFA	RARE; Western Asset
	ClearBridge International Growth Fund	ClearBridge	Western Asset
	ClearBridge Small Cap Fund	ClearBridge	Western Asset

Trust	Fund	Manager	Subadviser(s)	Total Shares Outstanding	Net Assets ($)
	ClearBridge Value Trust	ClearBridge	Western Asset
	Martin Currie Emerging Markets Fund	LMPFA	Martin Currie; Western Asset
	Martin Currie International Unconstrained Equity Fund	LMPFA	Martin Currie; Western Asset
	Martin Currie SMASh Series EM Fund	LMPFA	Martin Currie; Western Asset
	QS Global Market Neutral Fund	LMPFA	QS Investors; Western Asset
	QS International Equity Fund	LMPFA	QS Investors; Western Asset
	QS Strategic Real Return Fund	LMPFA	QS Investors; ClearBridge; Western Asset; Western Asset London; Western Asset Japan
	QS U.S. Small Capitalization Equity Fund	LMPFA	QS Investors; Western Asset
Legg Mason Partners Equity Trust	ClearBridge Aggressive Growth Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge All Cap Value Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge Appreciation Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge Dividend Strategy Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge International Small Cap Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge International Value Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge Large Cap Growth Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge Large Cap Value Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge Mid Cap Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge Mid Cap Growth Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge Select Fund	LMPFA	ClearBridge; Western Asset

Trust	Fund	Manager	Subadviser(s)	Total Shares Outstanding	Net Assets ($)
	ClearBridge Small Cap Growth Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge Small Cap Value Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge Sustainability Leaders Fund	LMPFA	ClearBridge; Western Asset
	ClearBridge Tactical Dividend Income Fund	LMPFA	ClearBridge; Western Asset
	QS Conservative Growth Fund	LMPFA	QS Investors; Western Asset
	QS Defensive Growth Fund	LMPFA	QS Investors; Western Asset
	QS Global Dividend Fund	LMPFA	QS Investors; Western Asset
	QS Global Equity Fund	LMPFA	QS Investors; Western Asset
	QS Growth Fund	LMPFA	QS Investors; Western Asset
	QS Moderate Growth Fund	LMPFA	QS Investors; Western Asset
	QS S&P 500 Index Fund	LMPFA	QS Investors; Western Asset
	QS U.S. Large Cap Equity Fund	LMPFA	QS Investors; Western Asset
Legg Mason Partners Variable Equity Trust	ClearBridge Variable Aggressive Growth Portfolio	LMPFA	ClearBridge; Western Asset
	ClearBridge Variable Appreciation Portfolio	LMPFA	ClearBridge; Western Asset
	ClearBridge Variable Dividend Strategy Portfolio	LMPFA	ClearBridge; Western Asset
	ClearBridge Variable Large Cap Growth Portfolio	LMPFA	ClearBridge; Western Asset
	ClearBridge Variable Large Cap Value Portfolio	LMPFA	ClearBridge; Western Asset
	ClearBridge Variable Mid Cap Portfolio	LMPFA	ClearBridge; Western Asset
	ClearBridge Variable Small Cap Growth Portfolio	LMPFA	ClearBridge; Western Asset
	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	LMPFA	QS Investors; Western Asset

Trust	Fund	Manager	Subadviser(s)	Total Shares Outstanding	Net Assets ($)
	QS Variable Conservative Growth	LMPFA	QS Investors; Western Asset
	QS Variable Growth	LMPFA	QS Investors; Western Asset
	QS Variable Moderate Growth	LMPFA	QS Investors; Western Asset
	Legg Mason/QS Aggressive Model Portfolio	LMPFA	QS Investors; Western Asset
	Legg Mason/QS Conservative Model Portfolio	LMPFA	QS Investors; Western Asset
	Legg Mason/QS Moderately Aggressive Model Portfolio	LMPFA	QS Investors; Western Asset
	Legg Mason/QS Moderately Conservative Model Portfolio	LMPFA	QS Investors; Western Asset
	Legg Mason/QS Moderate Model Portfolio	LMPFA	QS Investors; Western Asset

Appendix C

Compensation of the Current Trustees and Nominees

Existing Board 1

Existing Board 1 currently oversees the following Funds:

Trust	Series
Legg Mason Partners Equity Trust	ClearBridge Aggressive Growth Fund
ClearBridge All Cap Value Fund
ClearBridge Appreciation Fund
ClearBridge Dividend Strategy Fund
ClearBridge International Small Cap Fund
ClearBridge International Value Fund
ClearBridge Large Cap Growth Fund
ClearBridge Large Cap Value Fund
ClearBridge Mid Cap Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Select Fund
ClearBridge Small Cap Growth Fund
ClearBridge Small Cap Value Fund
ClearBridge Sustainability Leaders Fund
ClearBridge Tactical Dividend Income Fund
QS Conservative Growth Fund
QS Defensive Growth Fund
QS Global Dividend Fund
QS Global Equity Fund
QS Growth Fund
QS Moderate Growth Fund
QS S&P 500 Index Fund
QS U.S. Large Cap Equity Fund
Legg Mason Partners Variable Equity Trust	ClearBridge Variable Aggressive Growth Portfolio
ClearBridge Variable Appreciation Portfolio
ClearBridge Variable Dividend Strategy Portfolio
ClearBridge Variable Large Cap Growth Portfolio
ClearBridge Variable Large Cap Value Portfolio
ClearBridge Variable Mid Cap Portfolio
ClearBridge Variable Small Cap Growth Portfolio
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
QS Variable Conservative Growth
QS Variable Growth
QS Variable Moderate Growth
Legg Mason/QS Aggressive Model Portfolio
Legg Mason/QS Conservative Model Portfolio
Legg Mason/QS Moderately Aggressive Model Portfolio
Legg Mason/QS Moderately Conservative Model Portfolio
Legg Mason/QS Moderate Model Portfolio

Information for the Most Recent Year* regarding compensation paid to the Trustees of Existing Board 1 by the Funds is set forth below. The Independent Trustees of Existing Board 1 receive an annual retainer plus fees for attending each regularly scheduled Board meeting and special Board meeting he or she attends in person or by telephone. The Independent Trustees of Existing Board 1 are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of Existing Board 1, as well as each committee member, receive additional compensation. All such fees paid to the Independent Trustees of Existing Board 1 are aggregate fees for serving on the combined Board of Trustees of the Trusts listed above and such fees are allocated among the Funds according to the average annual net assets of each Fund comprising such Trusts and ActiveShares® ETF Trust and Legg Mason ETF Investment Trust. Existing Board 1 reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Jane Trust, an “interested person” (as defined in the 1940 Act) of the Funds, does not receive compensation from the Funds, but may be reimbursed for reasonable out-of-pocket expenses relating to attendance at such meetings.

* The term “Most Recent Year,” when used in this Appendix C, refers to the calendar year ended December 31, 2020, which coincides with the last fiscal year of certain of the Funds, as shown in Appendix H. The disclosure of compensation paid to Trustees by all Funds for the Most Recent Year rather than, in certain instances, a Fund’s most recent fiscal year, is provided for ease of presentation and comprehension. The compensation structure for Trustees of all Funds, generally a yearly fee plus fees per meeting attended, has not been altered since the periods covered, but compensation of Trustees varies from period to period depending on the number of meetings attended. The Funds whose fiscal years do not coincide with the calendar year do not believe that the compensation of any of their Trustees would be materially greater if disclosed for the most recent fiscal years, after taking into account the number of meetings held in each period.

Compensation Table ($)

Fund[1]	Paul R. Ades	Andrew L. Breech	Althea L. Duersten	Stephen R. Gross	Susan M. Heilbron	Howard J. Johnson[2]	Jerome H. Miller	Ken Miller	Thomas F. Schlafly	Jane Trust
Legg Mason Partners Equity Trust
ClearBridge Aggressive Growth Fund	43,422	45,242	43,422	40,388	40,388	47,670	44,029	43,904	43,422	None
ClearBridge All Cap Value Fund	8,761	9,133	8,761	8,142	8,142	9,628	8,885	8,859	8,761	None
ClearBridge Appreciation Fund	41,896	43,637	41,896	38,996	38,996	45,957	42,476	42,360	41,896	None
ClearBridge Dividend Strategy Fund	41,708	43,446	41,708	38,812	38,812	45,763	42,287	42,169	41,708	None
ClearBridge International Small Cap Fund	347	362	347	322	322	382	352	351	347	None
ClearBridge International Value Fund	1,694	1,766	1,694	1,574	1,574	1,862	1,718	1,712	1,694	None
ClearBridge Large Cap Growth Fund	105,955	110,334	105,955	98,656	98,656	116,173	107,414	107,132	105,955	None
ClearBridge Large Cap Value Fund	10,295	10,726	10,295	9,577	9,577	11,301	10,439	10,410	10,295	None
ClearBridge Mid Cap Fund	11,503	11,985	11,503	10,700	10,700	12,627	11,663	11,630	11,503	None
ClearBridge Mid Cap Growth Fund	564	587	564	524	524	619	571	570	564	None
ClearBridge Select Fund	6,388	6,645	6,388	5,960	5,960	6,987	6,473	6,458	6,388	None
ClearBridge Small Cap Growth Fund	26,411	27,509	26,411	24,579	24,579	28,974	26,777	26,705	26,411	None
ClearBridge Small Cap Value Fund	663	692	663	616	616	730	673	671	663	None
ClearBridge Sustainability Leaders Fund	108	113	108	101	101	118	110	110	108	None
ClearBridge Tactical Dividend Income Fund	2,019	2,104	2,019	1,876	1,876	2,218	2,047	2,041	2,019	None
QS Conservative Growth Fund	1,889	1,967	1,889	1,759	1,759	2,071	1,915	1,910	1,889	None
QS Defensive Growth Fund	817	851	817	761	761	896	829	826	817	None
QS Global Dividend Fund	2,335	2,431	2,335	2,174	2,174	2,560	2,367	2,361	2,335	None

Fund[1]	Paul R. Ades	Andrew L. Breech	Althea L. Duersten	Stephen R. Gross	Susan M. Heilbron	Howard J. Johnson[2]	Jerome H. Miller	Ken Miller	Thomas F. Schlafly	Jane Trust
QS Global Equity Fund	1,004	1,046	1,004	934	934	1,102	1,018	1,015	1,004	None
QS Growth Fund	4,533	4,722	4,533	4,219	4,219	4,973	4,596	4,583	4,533	None
QS Moderate Growth Fund	2,897	3,017	2,897	2,696	2,696	3,177	2,937	2,929	2,897	None
QS S&P 500 Index Fund	1,821	1,897	1,821	1,695	1,695	1,998	1,846	1,841	1,821	None
QS U.S. Large Cap Equity Fund	5,045	5,258	5,045	4,689	4,689	5,542	5,116	5,101	5,045	None
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio	5,096	5,308	5,096	4,743	4,743	5,591	5,167	5,152	5,096	None
ClearBridge Variable Appreciation Portfolio	5,033	5,242	5,033	4,685	4,685	5,521	5,103	5,089	5,033	None
ClearBridge Variable Dividend Strategy Portfolio	2,888	3,008	2,888	2,688	2,688	3,168	2,928	2,920	2,888	None
ClearBridge Variable Large Cap Growth Portfolio	2,278	2,372	2,278	2,122	2,122	2,496	2,309	2,303	2,278	None
ClearBridge Variable Large Cap Value Portfolio	1,677	1,748	1,677	1,560	1,560	1,841	1,701	1,696	1,677	None
ClearBridge Variable Mid Cap Portfolio	1,300	1,356	1,300	1,209	1,209	1,429	1,319	1,315	1,300	None
ClearBridge Variable Small Cap Growth Portfolio	2,397	2,497	2,397	2,230	2,230	2,630	2,430	2,423	2,397	None
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	7,667	7,984	7,667	7,139	7,139	8,406	7,773	7,751	7,667	None
QS Variable Conservative Growth	568	592	568	529	529	623	576	574	568	None
QS Variable Growth	573	597	573	533	533	629	581	579	573	None
QS Variable Moderate Growth	201	210	201	187	187	221	204	204	201	None
Legg Mason/QS Aggressive Model Portfolio	56	58	56	53	53	61	57	57	56	None
Legg Mason/QS Conservative Model Portfolio	58	59	58	55	55	61	58	58	58	None
Legg Mason/QS Moderately Aggressive Model Portfolio	199	205	199	188	188	213	201	201	199	None

Fund[1]	Paul R. Ades	Andrew L. Breech	Althea L. Duersten	Stephen R. Gross	Susan M. Heilbron	Howard J. Johnson[2]	Jerome H. Miller	Ken Miller	Thomas F. Schlafly	Jane Trust
Legg Mason/QS Moderately Conservative Model Portfolio	98	101	98	92	92	105	99	99	98	None
Legg Mason/QS Moderate Model Portfolio	189	195	189	180	180	203	191	191	189	None
Total Compensation from Fund Complex	362,000	377,000	362,000	337,000	337,000	397,000	367,000	365,000	362,000	None
Number of Funds in Fund Complex Overseen by Trustee[3]	49	49	49	49	49	49	49	49	49	145

1 Information for the Most Recent Year.

2 The total amount of deferred compensation accrued (including earnings or depreciation in value of amounts deferred) through December 31, 2020 for Mr. Howard J. Johnson is $198,825.61.

3 In addition to overseeing the Funds of Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust, each Trustee also currently serves as a Trustee of the one fund of ActiveShares® ETF Trust and the nine funds of Legg Mason ETF Investment Trust. Concurrently with issuance of this proxy statement, shareholders of the nine funds of Legg Mason ETF Investment Trust are being asked to elect a new slate of trustees consisting of Trustees who currently oversee the Franklin Templeton family of ETFs (the “New Legg Mason ETF Trustees”). In addition, shareholders of the one fund of ActiveShares® ETF Trust are also being asked to elect the New Legg Mason ETF Trustees. The Trustees of Existing Board 1 will not continue as Trustees of ActiveShares® ETF Trust or Legg Mason ETF Investment Trust if the New Legg Mason ETF Trustees are elected and take office.

None of the Funds currently provides any pension or retirement benefits to Trustees of Existing Board 1 or officers.

As of February 12, 2021, all Trustees of Existing Board 1 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Existing Board 2

Existing Board 2 currently oversees the following Funds:

Trust	Series
Legg Mason Global Asset Management Trust	BrandywineGLOBAL—Alternative Credit Fund
BrandywineGLOBAL—Diversified US Large Cap Value Fund
BrandywineGLOBAL—Dynamic US Large Cap Value Fund
BrandywineGLOBAL—Flexible Bond Fund
BrandywineGLOBAL—Global High Yield Fund
BrandywineGLOBAL—Global Opportunities Bond Fund

Trust	Series
BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)
BrandywineGLOBAL—Global Unconstrained Bond Fund
BrandywineGLOBAL—International Opportunities Bond Fund
ClearBridge Global Infrastructure Income Fund
ClearBridge International Growth Fund
ClearBridge Small Cap Fund
ClearBridge Value Trust
Martin Currie Emerging Markets Fund
Martin Currie International Unconstrained Equity Fund
Martin Currie SMASh Series EM Fund
QS Global Market Neutral Fund
QS International Equity Fund
QS Strategic Real Return Fund
QS U.S. Small Capitalization Equity Fund

Information for the Most Recent Year regarding compensation paid to the Trustees of Existing Board 2 by the Funds is set forth below. The Independent Trustees of Existing Board 2 receive an annual retainer plus fees for attending each regularly scheduled Board meeting and special Board meeting he or she attends in person or by telephone. The Independent Trustees of Existing Board 2 are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of Existing Board 2, receive additional compensation. All such fees paid to the Independent Trustees of Existing Board 2 are aggregate fees for serving on the Board of Trustees of the Trust listed above and such fees are allocated among the Funds according to the average annual net assets of each Fund comprising such Trust. Existing Board 2 reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Jane Trust, an “interested person” (as defined in the 1940 Act) of the Funds, does not receive compensation from the Funds, but may be reimbursed for reasonable out-of-pocket expenses relating to attendance at such meetings.

The terms of office of Ruby P. Hearn, Jill E. McGovern, Arthur S. Mehlman, S. Ford Rowan and Robert M. Tarola, current members of Existing Board 2, will not continue with respect to the Funds once the Combined Board takes office on or about July 1, 2021. Drs. Hearn and McGovern and Messrs. Mehlman, Rowan and Tarola are retiring from service as Trustees of the Funds. Dr. Hearn received special compensation in the amount of $2,500 for her leadership in the due diligence review pertaining to the Board combination. In recognition of their retirement, Drs. Hearn and McGovern and Messrs. Mehlman, Rowan and Tarola will receive payments from the Funds overseen by Existing Board 2 equal to the amount of Trustee compensation she or he would have received had she or he continued to be a member of Existing Board 2 until December 31, 2021, of approximately $101,500, $105,250, $111,500,

$101,500 and $105,250, respectively. Each Fund overseen by Existing Board 2 will pay a proportionate share (based on asset size) of these amounts. Franklin Templeton or its affiliates will reimburse the Funds for these payments, which may include waivers of management fees payable by the Funds to LMPFA.

Compensation Table ($)

Fund[1]	Ruby P. Hearn[2]	Arnold L. Lehman	Robin J.W. Masters	Jill E. McGovern[2]	Arthur S. Mehlman	G. Peter O’Brien	S. Ford Rowan	Robert M. Tarola	Jane Trust
Legg Mason Global Asset Management Trust
BrandywineGLOBAL— Alternative Credit Fund	8,894	10,511	8,834	9,149	9,673	9,149	8,834	9,149	None
BrandywineGLOBAL— Diversified US Large Cap Value Fund	9,457	11,134	9,363	9,695	10,248	9,695	9,363	9,695	None
BrandywineGLOBAL— Dynamic US Large Cap Value Fund	3,035	3,559	3,000	3,105	3,279	3,105	3,000	3,105	None
BrandywineGLOBAL— Flexible Bond Fund	234	271	230	238	251	238	230	238	None
BrandywineGLOBAL— Global High Yield Fund	656	768	648	671	708	671	648	671	None
BrandywineGLOBAL— Global Opportunities Bond Fund	47,404	55,765	46,953	48,606	51,359	48,606	46,953	48,606	None
BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)	4,493	5,194	4,409	4,556	4,801	4,556	4,409	4,556	None
BrandywineGLOBAL— Global Unconstrained Bond Fund	15,240	17,919	15,088	15,619	16,503	15,619	15,088	15,619	None
BrandywineGLOBAL— International Opportunities Bond Fund	1,357	1,602	1,345	1,393	1,473	1,393	1,345	1,393	None
ClearBridge Global Infrastructure Income Fund	492	575	486	503	531	503	486	503	None
ClearBridge International Growth Fund	60,931	70,878	60,072	62,098	65,475	62,098	60,072	62,098	None
ClearBridge Small Cap Fund	20,049	23,601	19,835	20,541	21,718	20,541	19,835	20,541	None
ClearBridge Value Trust	29,601	34,844	29,282	30,325	32,063	30,325	29,282	30,325	None
Martin Currie Emerging Markets Fund	3,468	4,041	3,422	3,538	3,732	3,538	3,422	3,538	None
Martin Currie International Unconstrained Equity Fund	168	192	165	170	178	170	165	170	None
Martin Currie SMASh Series EM Fund	2,342	2,692	2,302	2,375	2,497	2,375	2,302	2,375	None
QS Global Market Neutral Fund	1,151	1,349	1,139	1,178	1,244	1,178	1,139	1,178	None
QS International Equity Fund	4,382	5,147	4,334	4,487	4,741	4,487	4,334	4,487	None
QS Strategic Real Return Fund	1,730	2,029	1,710	1,770	1,870	1,770	1,710	1,770	None
QS U.S. Small Capitalization Equity Fund	2,914	3,430	2,881	2,984	3,156	2,984	2,881	2,984	None

Fund[1]	Ruby P. Hearn[2]	Arnold L. Lehman	Robin J.W. Masters	Jill E. McGovern[2]	Arthur S. Mehlman	G. Peter O’Brien	S. Ford Rowan	Robert M. Tarola	Jane Trust
Total Compensation from Fund Complex	218,000	255,500	215,500	223,000	483,800	471,300	215,500	223,000	None
Number of Funds in Fund Complex Overseen by Trustee[3]	20	20	20	20	36	36	20	20	145

1 Information for the Most Recent Year.

2 The total amount of deferred compensation accrued (including earnings or depreciation in value of amounts deferred) through December 31, 2020 for each participating Trustee is as follows: Ruby P. Hearn $74,008.78; and Jill E. McGovern $1,698,683.94. Effective January 1, 2016, Trustees can no longer defer earned compensation.

3 In addition to overseeing the Funds of Legg Mason Global Asset Management Trust, Arthur S. Mehlman and G. Peter O’Brien serve as Director/Trustee of the Royce Family of Funds consisting of 16 portfolios.

None of the Funds currently provides any pension or retirement benefits to Trustees of Existing Board 2 or officers.

As of February 12, 2021, all Trustees of Existing Board 2 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Appendix D

Equity Securities Owned

The following table shows the amount of equity securities owned by the current Trustees and Nominees in the Funds that they oversee or are nominated to oversee as of February 12, 2021. Because of regulatory restrictions, the current Trustees and Nominees are prohibited from owning shares of the Funds that are series of Legg Mason Partners Variable Equity Trust, which are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.

Name of Trustee or Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
Paul R. Ades

ClearBridge Aggressive Growth Fund (Over $100,000)

ClearBridge Appreciation Fund ($50,001 - $100,000)

ClearBridge Dividend Strategy Fund ($50,001 - $100,000)

ClearBridge Large Cap Growth Fund ($50,001 - $100,000)

ClearBridge Small Cap Growth Fund ($50,001 - $100,000)

Over $100,000
Andrew L. Breech	ClearBridge Large Cap Growth Fund (Over $100,000) ClearBridge Large Cap Value Fund (Over $100,000) ClearBridge Mid Cap Fund ($1 - $10,000) ClearBridge Select Fund (Over $100,000)	Over $100,000
Althea L. Duersten	ClearBridge Large Cap Growth Fund (Over $100,000)	Over $100,000
Stephen R. Gross	ClearBridge Aggressive Growth Fund ($50,001 - $100,000) ClearBridge Dividend Strategy Fund ($50,001 - $100,000)	Over $100,000
Susan M. Heilbron	ClearBridge Large Cap Growth Fund ($50,001 - $100,000) ClearBridge Select Fund ($50,001 - $100,000)	Over $100,000

Name of Trustee or Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
Howard J. Johnson

ClearBridge Aggressive Growth Fund ($10,001 - $50,000)

ClearBridge All Cap Value Fund (Over $100,000)

ClearBridge Appreciation Fund ($10,001 - $50,000)

ClearBridge Dividend Strategy Fund (Over $100,000)

ClearBridge Mid Cap Fund ($50,001 - $100,000)

Over $100,000
Arnold L. Lehman

BrandywineGLOBAL—Diversified US Large Cap Value Fund ($10,001 - $50,000)

BrandywineGLOBAL—Dynamic US Large Cap Value Fund ($10,001 - $50,000)

BrandywineGLOBAL—Global High Yield Fund ($10,001 - $50,000)

BrandywineGLOBAL—Global Opportunities Bond Fund ($10,001 - $50,000)

BrandywineGLOBAL—Global Unconstrained Bond Fund ($1 - $10,000)

ClearBridge International Growth Fund (Over $100,000)

ClearBridge Small Cap Fund ($50,001 - $100,000)

QS U.S. Small Capitalization Equity Fund ($10,001 - $50,000)

ClearBridge Global Infrastructure Income Fund (Over $100,000)

Over $100,000

Name of Trustee or Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
Robin J.W. Masters

BrandywineGLOBAL—Alternative Credit Fund ($10,001 - $50,000)

BrandywineGLOBAL—Global High Yield Fund ($10,001 - $50,000)

BrandywineGLOBAL—Global Opportunities Bond Fund ($10,001 - $50,000)

BrandywineGLOBAL—Global Unconstrained Bond Fund ($10,001 - $50,000)

ClearBridge International Growth Fund ($50,001 - $100,000)

ClearBridge Small Cap Fund ($10,001 - $50,000)

ClearBridge Value Trust ($50,001 - $100,000)

Martin Currie Emerging Markets Fund ($10,001 - $50,000)

Martin Currie International Unconstrained Equity Fund ($50,001 - $100,000)

QS Strategic Real Return Fund ($10,001 - $50,000)

ClearBridge Global Infrastructure Income Fund ($10,001 - $50,000)

Over $100,000
Jerome H. Miller	ClearBridge Aggressive Growth Fund (Over $100,000) ClearBridge Appreciation Fund ($50,001 - $100,000) ClearBridge Dividend Strategy Fund (Over $100,000) ClearBridge Mid Cap Fund ($10,001 - $50,000)	Over $100,000
Ken Miller	ClearBridge Select Fund (Over $100,000)	Over $100,000

Name of Trustee or Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
G. Peter O’Brien

ClearBridge Aggressive Growth Fund ($10,001 - $50,000)

ClearBridge Global Infrastructure Income Fund ($50,000 - $100,000)

ClearBridge International Growth Fund (Over $100,000)

ClearBridge Select Fund ($50,001 - $100,000)

ClearBridge Small Cap Fund ($50,001 - $100,000)

ClearBridge Value Trust (Over $100,000)

Martin Currie International Unconstrained Equity Fund ($50,000 - $100,000)

Over $100,000
Thomas F. Schlafly	ClearBridge Large Cap Growth Fund (Over $100,000) ClearBridge Large Cap Value Fund (Over $100,000) ClearBridge Mid Cap Fund (Over $100,000)	Over $100,000
Jane Trust	BrandywineGLOBAL—Global Opportunities Bond Fund (Over $100,000) ClearBridge Appreciation Fund ($50,001 - $100,000) ClearBridge Dividend Strategy Fund ($50,001 - $100,000)	Over $100,000
Ruby P. Hearn

BrandywineGLOBAL—Alternative Credit Fund ($10,001 - $50,000)

ClearBridge International Growth Fund (Over $100,000)

ClearBridge Small Cap Fund ($50,001 - $100,000)

ClearBridge Value Trust (Over $100,000)

QS U.S. Small Capitalization Equity Fund ($10,001 - $50,000)

Over $100,000
Jill E. McGovern	ClearBridge Small Cap Fund (Over $100,000) ClearBridge Value Trust (Over $100,000)	Over $100,000

Name of Trustee or Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
Arthur S. Mehlman	ClearBridge International Growth Fund (Over $100,000) ClearBridge Small Cap Fund (Over $100,000) ClearBridge Value Trust (Over $100,000)	Over $100,000
S. Ford Rowan	ClearBridge International Growth Fund (Over $100,000) ClearBridge Small Cap Fund (Over $100,000) ClearBridge Value Trust (Over $100,000) QS International Equity Fund ($50,000 - $100,000)	Over $100,000
Robert M. Tarola

BrandywineGLOBAL—Global Opportunities Bond Fund (Over $100,000)

ClearBridge International Growth Fund ($10,001 - $50,000)

ClearBridge Small Cap Fund ($10,001 - $50,000)

ClearBridge Value Trust ($50,001 - $100,000)

QS International Equity Fund ($10,001 - $50,000)

Over $100,000

None of the current Independent Trustees or Independent Trustee Nominees or their family members had any interest in the a Fund’s manager, subadviser(s), LMIS, or any person directly or indirectly controlling, controlled by, or under common control with the Fund’s manager, subadviser(s) or LMIS as of February 12, 2021.

Appendix E

Standing Committees of the Existing Boards

The business and affairs of each Trust are managed by or under the direction of its Board.

Audit Committee. Each Existing Board has a standing Audit Committee comprised of all of its Trustees who are Independent Trustees. The current Audit Committee members of Existing Board 1 are: Andrew L. Breech (Chair), Paul R. Ades, Althea L. Duersten, Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller and Thomas F. Schlafly. The current Audit Committee members of Existing Board 2 are: Ruby P. Hearn,1 Arnold L. Lehman, Robin J.W. Masters, Jill E. McGovern,1 Arthur S. Mehlman (Chair),1 G. Peter O’Brien, S. Ford Rowan1 and Robert M. Tarola1 (Vice Chair).

The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust, the quality of each Fund’s financial statements and the independent audit thereof, the qualifications and independence of the Trust’s independent registered public accounting firm, and the Trust’s compliance with legal and regulatory requirements. The Audit Committee acts as liaison between the Trust’s independent auditor and the Board. The Audit Committee reviews the scope of the Trust’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Fund’s manager and any affiliated service providers if the engagement relates directly to a Trust’s operations and financial reporting.

During the Most Recent Year, the Audit Committee of Board 1 met four times, and the Audit Committee of Board 2 met three times.

Governance and Nominating Committees. Each Existing Board has standing governance and nominating committees. As discussed below, Existing Board 1 has a Governance Committee, which has formed a Compensation and Nominating sub-Committee. Existing Board 2 has a committee that is called the Nominating and Governance Committee.

Existing Board 1 has a standing Governance Committee comprising all of its Trustees who are Independent Trustees. The current Governance Committee members of Existing Board 1 are: Paul R. Ades, Andrew L. Breech, Althea L. Duersten (Chair),

1 Current Trustee of Existing Board 2 whose term of office as a Trustee will not continue once the Combined Board takes office on or about July 1, 2021. Drs. Hearn and McGovern and Messrs. Mehlman, Rowan and Tarola are retiring from service as Trustees of the Funds.

Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller and Thomas F. Schlafly. The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating sub-Committee, which is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The current members of the Compensation and Nominating sub-Committee of Board 1 are: Paul R. Ades, Andrew L. Breech, Howard J. Johnson, Ken Miller (Chair) and Thomas F. Schlafly. The Governance Committee of Board 1 met four times in the Most Recent Year. The Compensation and Nominating sub-Committee of Board 1 met one time in the Most Recent Year. The Governance Committee of Board 1 and the Compensation and Nominating sub-Committee of Board 1 are hereinafter referred to collectively as the “Governance and Nominating Committee of Board 1.”

Existing Board 2 has a standing committee, called the Nominating and Governance Committee, comprising all of its Trustees who are Independent Trustees. The current Nominating and Governance Committee members of Existing Board 2 are: Ruby P. Hearn,1 Arnold L. Lehman, Robin J.W. Masters, Jill E. McGovern (Co-Chair),1 Arthur S. Mehlman,1 G. Peter O’Brien (Co-Chair), S. Ford Rowan1 and Robert M. Tarola1. The Nominating and Governance Committee is responsible for, among other things, reviewing and nominating candidates for positions as Trustees and to fill vacancies on the Board. The Nominating and Governance Committee of Board 2 met one time in the Most Recent Year. The Nominating and Governance Committee of Board 2 is hereinafter referred to as the “Governance and Nominating Committee of Board 2.”

Each Governance and Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trusts’ Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees as described in the Governance and Nominating Committee charter for each Trust found in Appendix F. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. A copy of the Governance and Nominating Committee charter for each Trust is included in Appendix F. The Governance and Nominating Committees’ charters are not currently made available on the Funds’ websites.

Each Governance and Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers and then chooses a candidate by majority vote. None of the Governance and Nominating Committees has specific, minimum qualifications for nominees. None of the Governance and

Nominating Committees has established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance and Nominating Committee of Existing Board 1 may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

In evaluating a person as a potential nominee to serve as a Trustee, the Governance and Nominating Committee of Existing Board 2 shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Governance and Nominating Committee of Board 2 may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

The Existing Boards have additional standing committees, as follows:

Existing Board 1

Existing Board 1 has a Contract Committee that is charged with assisting the Board in requesting and evaluating such information from each Fund’s manager and the subadviser(s) as may reasonably be necessary to evaluate the terms of the Fund’s investment management agreement, subadvisory arrangements and distribution arrangements. The current Contract Committee members are: Paul R. Ades, Susan M. Heilbron (Chair) and Ken Miller. During the Most Recent Year, the Contract Committee met one time.

Existing Board 1 has a Performance Committee that is charged with assisting the Board in carrying out its oversight responsibilities over the Fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process. The current Performance Committee members are: Althea L. Duersten, Howard J. Johnson, Jerome H. Miller (Chair), Thomas F. Schlafly and Jane Trust (ex-officio). During the Most Recent Year, the Performance Committee met four times.

Existing Board 2

Existing Board 2 has an Independent Trustees Committee, the purposes of which are (i) to review the Trust’s advisory, subadvisory and distribution arrangements and Rule 12b-1 Plans and related agreements in accordance with the 1940 Act; (ii) to assist the Independent Trustees in carrying out their responsibilities pursuant to Rule 38a-1 under the 1940 Act; (iii) to assist the Independent Trustees in fulfilling their responsibilities pursuant to Rule 0-1 under the 1940 Act; (iv) to provide Independent Trustees an opportunity to exchange views and formulate positions separately from management; and (v) to oversee issues related to the Independent Trustees that are not specifically delegated to another Board Committee. The current members of the Independent Trustees Committee are: Ruby P. Hearn,1 Arnold L. Lehman (Board Chair), Robin J.W. Masters, Jill E. McGovern,1 Arthur S. Mehlman,1 G. Peter O’Brien, S. Ford Rowan1 and Robert M. Tarola1. During the Most Recent Year, the Independent Trustees Committee met eight times.

Committee Structure of Combined Board

The Existing Boards expect that, if the Nominees are elected, the Combined Board will maintain the standing committees of Existing Board 1 (the Audit Committee, the Governance Committee, the Compensation and Nominating Committee, the Contract Committee and the Performance Committee), comprising some or all of the Independent Trustees, with the functions and responsibilities described above. The Combined Board could choose to adopt a different committee structure or to modify its committee structure, or any other aspect of its governance structure, at any time.

Appendix F

Governance and Nomination Committee Charters

(Existing Board 1)

Governance Committee Charter

Establishment and Purpose

This document serves as the Charter for the Governance Committee (the “Committee”) of the Board of each registered investment company (the “Trust”) listed in Appendix A hereto and each series thereof (each, a “Fund”). The primary purposes of the Committee are to

(a)	select and nominate persons for election or appointment by the Board as Trustees of the Trust;

(b)	oversee Board governance and related Trustee practices; and

(c)	evaluate and make recommendations to the Board to enhance the performance of the Board.

Duties and Responsibilities

The Committee shall:

1.	Consider standards or qualifications for Independent Trustee nominees and identify and evaluate individuals believed to be qualified to become Independent Trustees of the Fund.

2.	Recommend to the Board nominees for election or appointment.

3.

Consider and periodically make recommendations to the Board on matters concerning Board governance and performance, and related matters. In this regard, the Committee will coordinate, with the assistance of fund and Independent Trustee counsel, a self-assessment, to be conducted by the full Board at least annually, covering at least the matters required by applicable law.

4.	Consider and periodically make recommendations to the Board regarding Trustee practices and matters, including compensation, insurance arrangements and retirement.

The Committee may also carry out any other duties or responsibilities delegated to the Committee by the Board from time to time.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (b) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Fund’s investment manager, the Fund’s sub-adviser(s), if any, the Fund’s counsel, counsel to the Independent Trustees and the Fund’s other service providers.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Trustee of the Trust, the Committee should consider among other factors it may deem relevant:

•

whether or not the person is an “interested person” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Trust;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Trust;

•

the contribution which the person can make to the Board and the Trust (or, if the person has previously served as a Trustee of the Trust, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience and education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Trust’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders.

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration.

Composition

The Committee shall be composed solely of such number of Trustees who have been determined not to be “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the Trust (“Independent Trustees”) as the Board of the Trust may specifically determine and reflect in the Board’s minutes. The Committee shall elect a Chairperson, who shall preside over Committee meetings.

Meetings

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may take action by unanimous written consent in lieu of a meeting.

One-third of the Committee’s members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

The Chairperson shall report regularly to the Board on the results of the Committee’s deliberations and make such recommendations as deemed appropriate.

Amendments

This Charter may be amended by a vote of the majority of the Trustees.

Amended: February 1, 2017

Amended: November 6, 2019

Appendix A

ActiveShares® ETF Trust

Legg Mason ETF Investment Trust

Legg Mason Partners Equity Trust

Legg Mason Partners Variable Equity Trust

(Existing Board 2)

LEGG MASON FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating and Governance Committee Membership

The Nominating and Governance Committee (“Committee”) of the Legg Mason Funds (each a “Fund,” and, collectively, the “Funds”) (i) shall be composed solely of members of the Board of Trustees of each Fund (“Board”) who are not “interested persons” of their respective Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), and the rules thereunder, and (ii) shall consist of those Independent Trustees selected by the Board.

Duties and Powers of the Committee

1.

The Committee shall periodically review the composition of the Board and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees. The Committee shall propose to the Board and the Independent Trustees changes to the number of positions on the Board and the addition or removal of Trustees.

2.

The Committee shall recommend to the Independent Trustees of the Funds the selection and nomination of candidates for Independent Trustee, whether proposed to be appointed by the Board or to be elected by shareholders. The Committee may consider recommendations for candidates from any sources it deems appropriate. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Boards.

3.	The Committee shall nominate candidates for the Board committees for selection by the Board.

4.

The Committee shall nominate individuals to serve in the positions of Board Chair and, for each committee, the committee chair, committee co-chairs and/or committee vice chair, for selection by the Board.

5.	The Committee shall recommend to the Board policies concerning, among other things: (1) Independent Trustee compensation; (20 deferred compensation plans; (3) retirement; (4) attendance at and preparation for meetings; (5) Independent Trustee investment in the Funds; and (6) resources available for Independent Trustees, including relevant publications and conferences.

6.

The Committee shall oversee the process for the annual evaluation of the performance of the full Board and its committees. The evaluation shall include a consideration of the effectiveness of the committee structure of the Board and the number of funds overseen by the Independent Trustees.

7.	The Committee may establish and periodically review criterion for selection of candidates for Independent Trustee.

Operations of the Committee

1.

The Committee shall normally meet at least annually and is empowered to hold special meetings as circumstances require. The chair, one of the co-chairs or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days’ notice of a meeting shall be sufficient when, in the judgment of a chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time.

2.

The Committee shall ordinarily meet in person at times and dates that correspond to Board meetings, but may, when necessary, have telephonic meetings and may act by written consent, to the extent permitted by law. In-person attendance of meetings is expected; however, under special circumstances, individual members may attend a meeting telephonically when they are unable to attend the meeting in person.

3.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to meet privately, to admit nonmembers individually by invitation and to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4.	The Committee may delegate one or more of its members to carry out particular activities on behalf of the Committee.

5.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a duly constituted meeting at which a quorum is present or action as evidenced by one or more writings signed by a majority of Committee members (which writings may be executed and/or delivered by electronic means) shall be considered to be an action of the Committee.

6.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

Revised:    February 12, 2003

Revised:    August 6, 2015

Appendix G

Officers of the Trusts

The officers of each Trust, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is 100 International Drive, Baltimore, MD 21202, unless otherwise indicated. Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards. Each officer is an “interested person” (as defined in the 1940 Act) of the Trust of which the Fund is a part by virtue of that individual’s position with Franklin Templeton or its affiliates described in the table below.

Name and Year of Birth	Position(s) with Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Jane Trust, CFA Born 1962	President and Chief Executive Officer[2]	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 135 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Jenna Bailey Born 1978 100 First Stamford Place, 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)
Ted P. Becker Born 1951 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)
Christopher Berarducci Born 1974 620 Eighth Avenue, 47th Floor, New York, NY 10018	Treasurer and Principal Financial Officer	Since 2010 and 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

G-1

Name and Year of Birth	Position(s) with Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Marc A. De Oliveira Born 1971 100 First Stamford Place, 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)
Jeanne M. Kelly Born 1951 620 Eighth Avenue, 47th Floor New York, NY 10018	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)
Susan Kerr Born 1949 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of LMIS; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)
Thomas C. Mandia Born 1962 100 First Stamford Place., 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

1 If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

2 Ms. Trust also currently serves as a Trustee on Existing Board 1 and Existing Board 2.

G-2

Appendix H

Audit Fees, Audit-Related Fees, Non-Audit Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees, Audit-Related Fees and Non-Audit Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Equity Trust
ClearBridge Aggressive Growth Fund	Aug. 31	74,491	74,991	None	None
ClearBridge All Cap Value Fund	Sept. 30	33,402	33,902	None	None
ClearBridge Appreciation Fund	Oct. 31	50,492	50,992	None	None
ClearBridge Dividend Strategy Fund	Dec. 31	49,557	50,057	None	None
ClearBridge International Small Cap Fund	Sept. 30	34,666	35,166	None	None
ClearBridge International Value Fund	Oct. 31	35,219	35,719	None	None
ClearBridge Large Cap Growth Fund	Nov. 30	37,006	37,506	None	None
ClearBridge Large Cap Value Fund	Oct. 31	30,639	31,139	None	None
ClearBridge Mid Cap Fund	Oct. 31	36,300	36,800	None	None
ClearBridge Mid Cap Growth Fund	Oct. 31	29,829	30,329	None	None
ClearBridge Select Fund	Oct. 31	29,491	29,991	None	None
ClearBridge Small Cap Growth Fund	Oct. 31	39,616	40,116	None	None
ClearBridge Small Cap Value Fund	Sept. 30	27,799	28,299	None	None
ClearBridge Sustainability Leaders Fund	Oct. 31	30,040	30,540	None	None
ClearBridge Tactical Dividend Income Fund	Oct. 31	27,497	27,997	None	None
QS Conservative Growth Fund	Jan. 31	25,981	26,481	None	None
QS Defensive Growth Fund	Jan. 31	25,342	25,842	None	None
QS Global Dividend Fund	Sept. 30	25,540	26,040	None	None
QS Global Equity Fund	Oct. 31	34,612	35,112	None	None
QS Growth Fund	Jan. 31	27,480	27,980	None	None
QS Moderate Growth Fund	Jan. 31	26,579	27,079	None	None
QS S&P 500 Index Fund	Sept. 30	37,294	37,794	None	None
QS U.S. Large Cap Equity Fund	Nov. 30	34,779	35,279	None	None
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio	Dec. 31	28,083	28,583	None	None
ClearBridge Variable Appreciation Portfolio	Dec. 31	27,920	28,420	None	None
ClearBridge Variable Dividend Strategy Portfolio	Dec. 31	28,524	29,024	None	None
ClearBridge Variable Large Cap Growth Portfolio	Dec. 31	25,284	25,784	None	None
ClearBridge Variable Large Cap Value Portfolio	Dec. 31	25,927	26,427	None	None
ClearBridge Variable Mid Cap Portfolio	Dec. 31	25,301	25,801	None	None
ClearBridge Variable Small Cap Growth Portfolio	Dec. 31	27,965	28,465	None	None

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Dec. 31	31,984	32,484	None	None
QS Variable Conservative Growth	Dec. 31	25,194	25,694	None	None
QS Variable Growth	Dec. 31	25,247	25,747	None	None
QS Variable Moderate Growth	Dec. 31	24,973	25,473	None	None
Legg Mason/QS Aggressive Model Portfolio	Dec. 31	21,000	N/A	None	None
Legg Mason/QS Conservative Model Portfolio	Dec. 31	21,000	N/A	None	None
Legg Mason/QS Moderately Aggressive Model Portfolio	Dec. 31	21,000	N/A	None	None
Legg Mason/QS Moderately Conservative Model Portfolio	Dec. 31	21,000	N/A	None	None
Legg Mason/QS Moderate Model Portfolio	Dec. 31	21,000	N/A	None	None
Legg Mason Global Asset Management Trust
BrandywineGLOBAL—Alternative Credit Fund	Oct. 31	42,678	42,780	None	None
BrandywineGLOBAL—Diversified US Large Cap Value Fund	Sept. 30	32,423	32,627	None	None
BrandywineGLOBAL—Dynamic US Large Cap Value Fund	Sept. 30	32,423	32,627	None	None
BrandywineGLOBAL—Flexible Bond Fund	Dec. 31	43,600	43,693	None	None
BrandywineGLOBAL—Global High Yield Fund	Sept. 30	44,871	44,951	None	None
BrandywineGLOBAL—Global Opportunities Bond Fund	Dec. 31	54,233	54,221	None	None
BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)	Dec. 31	30,000	25,611	None	None
BrandywineGLOBAL—Global Unconstrained Bond Fund	Oct. 31	42,814	42,915	None	None
BrandywineGLOBAL—International Opportunities Bond Fund	Dec. 31	46,245	46,312	None	None
ClearBridge Global Infrastructure Income Fund	Sept. 30	38,397	38,542	None	None
ClearBridge International Growth Fund	Oct. 31	35,638	35,810	None	None
ClearBridge Small Cap Fund	Oct. 31	45,899	45,969	None	None
ClearBridge Value Trust	Oct. 31	41,872	41,982	None	None
Martin Currie Emerging Markets Fund	Sept. 30	41,136	41,253	None	None
Martin Currie International Unconstrained Equity Fund	May 31	40,706	40,828	None	None
Martin Currie SMASh Series EM Fund	July 31	27,500	28,000	None	None
QS Global Market Neutral Fund	Sept. 30	39,593	39,726	None	None
QS International Equity Fund	Sept. 30	38,079	38,227	None	None
QS Strategic Real Return Fund	Sept. 30	69,088	68,929	None	None
QS U.S. Small Capitalization Equity Fund	Dec. 31	36,937	37,096	None	None

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Equity Trust
ClearBridge Aggressive Growth Fund	Aug. 31	None	None	None	None
ClearBridge All Cap Value Fund	Sept. 30	None	None	None	None
ClearBridge Appreciation Fund	Oct. 31	None	None	None	None
ClearBridge Dividend Strategy Fund	Dec. 31	None	None	None	None
ClearBridge International Small Cap Fund	Sept. 30	None	None	None	None
ClearBridge International Value Fund	Oct. 31	None	None	None	None
ClearBridge Large Cap Growth Fund	Nov. 30	None	None	None	None
ClearBridge Large Cap Value Fund	Oct. 31	None	None	None	None
ClearBridge Mid Cap Fund	Oct. 31	None	None	None	None
ClearBridge Mid Cap Growth Fund	Oct. 31	None	None	None	None
ClearBridge Select Fund	Oct. 31	None	None	None	None
ClearBridge Small Cap Growth Fund	Oct. 31	None	None	None	None
ClearBridge Small Cap Value Fund	Sept. 30	None	None	None	None
ClearBridge Sustainability Leaders Fund	Oct. 31	None	None	None	None
ClearBridge Tactical Dividend Income Fund	Oct. 31	None	None	None	None
QS Conservative Growth Fund	Jan. 31	None	None	None	None
QS Defensive Growth Fund	Jan. 31	None	None	None	None
QS Global Dividend Fund	Sept. 30	None	None	None	None
QS Global Equity Fund	Oct. 31	None	None	None	None
QS Growth Fund	Jan. 31	None	None	None	None
QS Moderate Growth Fund	Jan. 31	None	None	None	None
QS S&P 500 Index Fund	Sept. 30	None	None	None	None
QS U.S. Large Cap Equity Fund	Nov. 30	None	None	None	None
Legg Mason Partners Variable Equity Trust		None	None	None	None
ClearBridge Variable Aggressive Growth Portfolio	Dec. 31	None	None	None	None
ClearBridge Variable Appreciation Portfolio	Dec. 31	None	None	None	None
ClearBridge Variable Dividend Strategy Portfolio	Dec. 31	None	None	None	None
ClearBridge Variable Large Cap Growth Portfolio	Dec. 31	None	None	None	None
ClearBridge Variable Large Cap Value Portfolio	Dec. 31	None	None	None	None
ClearBridge Variable Mid Cap Portfolio	Dec. 31	None	None	None	None
ClearBridge Variable Small Cap Growth Portfolio	Dec. 31	None	None	None	None
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Dec. 31	None	None	None	None
QS Variable Conservative Growth	Dec. 31	None	None	None	None
QS Variable Growth	Dec. 31	None	None	None	None
QS Variable Moderate Growth	Dec. 31	None	None	None	None
Legg Mason/QS Aggressive Model Portfolio	Dec. 31	None	None	None	None

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason/QS Conservative Model Portfolio	Dec. 31	None	None	None	None
Legg Mason/QS Moderately Aggressive Model Portfolio	Dec. 31	None	None	None	None
Legg Mason/QS Moderately Conservative Model Portfolio	Dec. 31	None	None	None	None
Legg Mason/QS Moderate Model Portfolio	Dec. 31	None	None	None	None
Legg Mason Global Asset Management Trust		None	None	None	None
BrandywineGLOBAL—Alternative Credit Fund	Oct. 31	None	None	None	None
BrandywineGLOBAL—Diversified US Large Cap Value Fund	Sept. 30	None	None	None	None
BrandywineGLOBAL—Dynamic US Large Cap Value Fund	Sept. 30	None	None	None	None
BrandywineGLOBAL—Flexible Bond Fund	Dec. 31	None	None	None	None
BrandywineGLOBAL—Global High Yield Fund	Sept. 30	None	None	None	None
BrandywineGLOBAL—Global Opportunities Bond Fund	Dec. 31	None	None	None	None
BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)	Dec. 31	None	None	None	None
BrandywineGLOBAL—Global Unconstrained Bond Fund	Oct. 31	None	None	None	None
BrandywineGLOBAL—International Opportunities Bond Fund	Dec. 31	None	None	None	None
ClearBridge Global Infrastructure Income Fund	Sept. 30	None	None	None	None
ClearBridge International Growth Fund	Oct. 31	None	None	None	None
ClearBridge Small Cap Fund	Oct. 31	None	None	None	None
ClearBridge Value Trust	Oct. 31	None	None	None	None
Martin Currie Emerging Markets Fund	Sept. 30	None	None	None	None
Martin Currie International Unconstrained Equity Fund	May 31	None	None	None	None
Martin Currie SMASh Series EM Fund	July 31	None	None	None	None
QS Global Market Neutral Fund	Sept. 30	None	None	None	None
QS International Equity Fund	Sept. 30	None	None	None	None
QS Strategic Real Return Fund	Sept. 30	None	None	None	None
QS U.S. Small Capitalization Equity Fund	Dec. 31	None	None	None	None

Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Services Providers Pre-Approved by the Audit Committee

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Equity Trust
ClearBridge Aggressive Growth Fund	Aug. 31	443,845	463,263
ClearBridge All Cap Value Fund	Sept. 30	857,833	265,845
ClearBridge Appreciation Fund	Oct. 31	857,833	262,345
ClearBridge Dividend Strategy Fund	Dec. 31	541,900	331,500
ClearBridge International Small Cap Fund	Sept. 30	857,833	265,845
ClearBridge International Value Fund	Oct. 31	857,833	262,345
ClearBridge Large Cap Growth Fund	Nov. 30	857,834	347,570
ClearBridge Large Cap Value Fund	Oct. 31	857,833	262,345
ClearBridge Mid Cap Fund	Oct. 31	857,833	262,345
ClearBridge Mid Cap Growth Fund	Oct. 31	857,833	262,345
ClearBridge Select Fund	Oct. 31	857,833	262,345
ClearBridge Small Cap Growth Fund	Oct. 31	857,833	262,345
ClearBridge Small Cap Value Fund	Sept. 30	857,833	265,845
ClearBridge Sustainability Leaders Fund	Oct. 31	857,833	262,345
ClearBridge Tactical Dividend Income Fund	Oct. 31	857,833	262,345
QS Conservative Growth Fund	Jan. 31	364,937	678,000
QS Defensive Growth Fund	Jan. 31	364,937	678,000
QS Global Dividend Fund	Sept. 30	857,833	265,845
QS Global Equity Fund	Oct. 31	857,833	262,345
QS Growth Fund	Jan. 31	364,937	678,000
QS Moderate Growth Fund	Jan. 31	364,937	678,000
QS S&P 500 Index Fund	Sept. 30	857,833	265,845
QS U.S. Large Cap Equity Fund	Nov. 30	857,834	347,570
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio	Dec. 31	674,925	544,232
ClearBridge Variable Appreciation Portfolio	Dec. 31	674,925	544,232
ClearBridge Variable Dividend Strategy Portfolio	Dec. 31	674,925	544,232
ClearBridge Variable Large Cap Growth Portfolio	Dec. 31	674,925	544,232
ClearBridge Variable Large Cap Value Portfolio	Dec. 31	674,925	544,232
ClearBridge Variable Mid Cap Portfolio	Dec. 31	674,925	544,232
ClearBridge Variable Small Cap Growth Portfolio	Dec. 31	674,925	544,232
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Dec. 31	674,925	544,232
QS Variable Conservative Growth	Dec. 31	674,925	544,232
QS Variable Growth	Dec. 31	674,925	544,232
QS Variable Moderate Growth	Dec. 31	674,925	544,232
Legg Mason/QS Aggressive Model Portfolio	Dec. 31	674,925	n/a
Legg Mason/QS Conservative Model Portfolio	Dec. 31	674,925	n/a
Legg Mason/QS Moderately Aggressive Model Portfolio	Dec. 31	674,925	n/a
Legg Mason/QS Moderately Conservative Model Portfolio	Dec. 31	674,925	n/a
Legg Mason/QS Moderate Model Portfolio	Dec. 31	674,925	n/a

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Global Asset Management Trust
BrandywineGLOBAL—Alternative Credit Fund	Oct. 31	888,953	526,116
BrandywineGLOBAL—Diversified US Large Cap Value Fund	Sept. 30	1,105,712	386,151
BrandywineGLOBAL—Dynamic US Large Cap Value Fund	Sept. 30	1,105,712	386,151
BrandywineGLOBAL—Flexible Bond Fund	Dec. 31	691,380	657,336
BrandywineGLOBAL—Global High Yield Fund	Sept. 30	1,105,712	386,151
BrandywineGLOBAL—Global Opportunities Bond Fund	Dec. 31	691,380	657,336
BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)	Dec. 31	691,380	657,336
BrandywineGLOBAL—Global Unconstrained Bond Fund	Oct. 31	888,953	526,116
BrandywineGLOBAL—International Opportunities Bond Fund	Dec. 31	691,380	657,336
ClearBridge Global Infrastructure Income Fund	Sept. 30	1,105,712	386,151
ClearBridge International Growth Fund	Oct. 31	888,953	526,116
ClearBridge Small Cap Fund	Oct. 31	888,953	526,116
ClearBridge Value Trust	Oct. 31	888,953	526,116
Martin Currie Emerging Markets Fund	Sept. 30	1,105,712	386,151
Martin Currie International Unconstrained Equity Fund	May 31	657,336	678,000
Martin Currie SMASh Series EM Fund	July 31	657,336	463,523
QS Global Market Neutral Fund	Sept. 30	1,105,712	386,151
QS International Equity Fund	Sept. 30	1,105,712	386,151
QS Strategic Real Return Fund	Sept. 30	1,105,712	386,151
QS U.S. Small Capitalization Equity Fund	Dec. 31	691,380	657,336

Appendix I

5% Share Ownership

As of February 12, 2021, the following persons owned of record the amounts indicated of the shares of the class of the Funds indicated. Please note that certain Funds do not have share classes. Shareholders who beneficially own 25% or more of the outstanding shares of a Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholder.

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Aggressive Growth Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	6,610,145.212	21.70%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	15,727,088.198	51.62%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	148,596.958	7.43%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	118,671.420	5.94%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	297,226.887	14.87%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	319,160.355	15.97%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	103,550.857	5.18%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	536,944.809	26.86%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	5,339.149	21.69%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	2,280.674	9.26%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	FI	3,072.576	12.48%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ANNUITY PO BOX 368, INDIANAPOLIS IN 46206-0368	FI	6,100.489	24.78%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	339,107.966	8.00%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Aggressive Growth Fund (continued)
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	323,443.448	7.63%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	275,704.929	6.50%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	442,903.370	10.45%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,518,725.189	35.83%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	405,281.367	9.56%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	78,883.026	5.07%
SCHOLARS CHOICE COLL SVGS PROG US AGGRESSIVE EQUITY INDIV FD OPT 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	257,740.535	16.56%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	251,183.255	16.14%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	99,179.137	6.37%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	IS	483,618.955	31.07%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	R	29,819.413	14.06%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY, WINDSOR CT 06095-4773	R	12,689.515	5.98%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	R	70,490.939	33.23%

ClearBridge All Cap Value Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	21,042,656.850	19.51%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	66,883,479.299	62.03%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	51,919.117	5.85%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	202,270.330	22.79%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge All Cap Value Fund (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	68,117.839	7.68%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	60,483.993	6.82%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	303,882.277	34.24%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	142,798.092	7.97%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,106,337.133	61.74%
SAMUEL M PETERS 4214 GREENWAY, BALTIMORE MD 21218-1134	I	106,543.548	5.95%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	40,601.329	47.31%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	6,489.400	7.56%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	10,714.905	12.48%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BNFTS CLNTS 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	IS	15,610.287	18.19%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	8,771.233	10.22%

ClearBridge Appreciation Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	55,427,012.552	30.14%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	85,523,193.972	46.51%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	379,200.995	9.28%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	454,573.528	11.12%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	1,610,231.460	39.39%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ANNUITY PO BOX 368, INDIANAPOLIS IN 46206-0368	FI	18,401.666	19.91%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Appreciation Fund (continued)
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ANNUITY PO BOX 368, INDIANAPOLIS IN 46206-0368	FI	6,915.472	7.48%
RELIANCE TRUST COMPANY FBO MASSMUTUAL RGSTRD PRDCT PO BOX 28004, ATLANTA GA 30358	FI	8,148.673	8.82%
MID ATLANTIC TRUST COMPANY FBO AUTOHAUS ON EDENS, INC. 401 (K) PLN 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	FI	51,624.320	55.86%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	1,571,431.441	5.17%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	4,610,782.964	15.16%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	1,785,512.818	5.87%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	8,174,096.100	26.88%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	2,521,078.594	8.29%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	4,652,599.632	16.22%
SCHOLARS CHOICE COLL SVGS PROG US CORE EQUITY INDIV FD OPT 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,193,544.724	7.65%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	3,226,007.770	11.25%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	2,677,549.385	9.34%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,629,268.586	5.68%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	1,627,652.307	5.68%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	R	540,524.558	49.98%
MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST, MIP M200-INVST, SPRINGFIELD MA 01111-0001	R	79,730.033	7.37%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Appreciation Fund (continued)
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	R	63,785.859	5.90%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	R	82,330.601	7.61%

ClearBridge Dividend Strategy Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	55,926,971.512	99.99%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	8,108,676.049	5.74%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	26,625,115.832	18.86%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	83,584,009.919	59.19%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	238,562.996	5.11%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	340,103.804	7.28%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	517,656.095	11.08%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	317,645.059	6.80%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	657,936.048	14.08%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	1,507,059.035	32.26%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	FI	21,781.093	79.51%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	FI	3,687.962	13.46%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	14,910,812.449	39.95%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	6,912,750.648	18.52%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	2,423,510.136	6.49%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Dividend Strategy Fund (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	3,096,682.921	8.30%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	2,849,362.426	48.52%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	544,909.161	9.28%
PRINCIPAL LIFE INS. COMPANY CUST. FBO PFG OMNBS WRPPD CSTM FNDS 711 HIGH STREET, DES MOINES, IA 50392	IS	1,679,218.154	28.59%
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	1,537,025.729	94.01%

ClearBridge International Small Cap Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	23,005.798	5.32%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	25,418.571	5.87%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	26,989.638	6.24%
GREAT-WEST TRUST CO LLC TTEE F GRT WST IRA ADV C/O FASCORE LLC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	A	27,837.187	6.43%
NATIONWIDE TRUST COMPANY, FSB C/O IPO PRTFL ACCNTNG P.O. BOX 182029, COLUMBUS OH 43218-2029	A	67,046.916	15.49%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	23,340.190	5.39%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	781,237.803	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	8,344.527	11.42%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	4,590.882	6.28%
RBC CAPITAL MARKETS, LLC FBO CUSTOMERS 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402-1110	C	6,701.808	9.17%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	5,142.126	7.04%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	18,942.330	25.92%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge International Small Cap Fund (continued)
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	14,558.596	19.92%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	98,777.818	5.36%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	440,307.651	23.90%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	756,547.619	41.06%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	109,604.167	5.95%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	7,785.685	7.83%
MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST, MIP M200-INVST, SPRINGFIELD MA 01111-0001	IS	68,866.303	69.26%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	9,376.232	9.43%

ClearBridge International Value Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,672,489.273	14.66%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	7,414,421.562	64.98%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	29,186.631	7.32%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	40,977.124	10.28%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	120,994.255	30.35%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	76,523.760	19.20%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	876,166.533	26.73%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	259,653.396	7.92%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	589,051.737	17.97%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge International Value Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	1,037,820.773	31.66%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,780,991.406	25.40%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	3,272,371.751	46.67%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,121,315.601	15.99%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	R	28,024.178	46.61%
EQUITABLE LIFE FOR SEPARATE ACCT 65 EQUITABLE LIFE 200 PLAZA DR, SECAUCUS NJ 07094	R	27,110.275	45.09%
ASCENSUS TRUST CO FBO AERO STUDIOS LIMITED 401(K)/PS PLAN 590022 P.O. BOX 10758, FARGO, ND 58106	R	3,621.436	6.02%

ClearBridge Large Cap Growth Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	11,503,808.299	22.84%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	5,603,422.176	11.13%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	11,924,974.691	23.68%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	646,075.410	5.57%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	667,915.624	5.76%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	1,014,486.849	8.75%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	669,981.358	5.78%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	1,290,100.591	11.12%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	2,162,449.458	18.64%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Large Cap Growth Fund (continued)
GREAT-WEST TRUST CO LLC TTEE F PRNC WLLM CNTY 457 C/O FASCORE LLC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C	693,359.362	5.98%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	1,768,626.202	15.25%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	11,201,521.000	7.49%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	17,118,875.459	11.45%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	17,266,299.505	11.54%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	47,369,918.195	31.67%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	9,423,109.339	16.51%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	8,418,096.743	14.75%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	6,318,011.450	11.07%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	4,485,010.332	7.86%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	O	707,340.621	6.68%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	O	623,490.019	5.89%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	O	847,225.952	8.00%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	O	677,283.497	6.40%
DCGT AS TTEE/CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	R	225,456.171	8.66%
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	1,267,088.221	48.67%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Large Cap Value Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	5,221,368.118	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	886,810.268	6.16%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	6,114,716.525	42.47%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	6,390,279.084	99.97%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	38,625.471	6.47%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	72,002.817	12.05%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	37,885.229	6.34%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	152,152.686	25.47%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	2,226,219.311	9.17%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,001,252.301	8.25%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	1,450,240.545	5.98%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	576,059.088	30.99%
SEI PRIVATE TRUST COMPANY C/O MIDFIRST ID 901 ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	473,465.895	25.47%
MAC & CO A/C 998485 500 GRANT STREET, ROOM 151-1010, PITTSBURGH PA 15258	IS	148,853.826	8.01%
MAC & CO A/C 998486 500 GRANT STREET, ROOM 151-1010, PITTSBURGH PA 15258	IS	119,083.060	6.41%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	114,619.733	6.17%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	R	6,802.714	78.69%
MATRIX TRUST COMPANY CUST. FBO ADCOR INDUSTRIES, INC. 401(K) PLAN 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,114.159	12.89%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Large Cap Value Fund (continued)
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	509.848	5.90%

ClearBridge Mid Cap Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	96,984.159	100.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	5,553,142.598	18.00%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	15,477,877.824	50.17%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	58,425.636	5.40%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	131,108.573	12.12%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	87,394.307	8.08%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	62,526.581	5.78%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	105,962.145	9.79%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	98,158.220	9.07%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	221,278.704	20.45%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	906,215.693	9.57%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	1,695,803.725	17.91%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	498,433.388	5.26%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	1,670,001.055	17.64%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	762,045.409	8.05%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	486,035.730	5.13%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Mid Cap Fund (continued)
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	5,317,609.674	58.86%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	818,865.347	9.06%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	R	264,521.312	16.38%
MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST, MIP M200-INVST, SPRINGFIELD MA 01111-0001	R	186,019.044	11.52%
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	609,479.296	37.73%

ClearBridge Mid Cap Growth Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	19,231.402	5.76%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	A	26,274.209	7.88%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	37,238.638	11.16%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	99,286.314	29.76%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	1,989,178.691	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	13,154.894	14.36%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	12,322.050	13.45%
GARTRELL FAMILY GST EXEMPT TRUST FBO EDWARD CONANT GARTRELL JR 1017 MERIDIAN ST N, HUNTSVILLE AL 35801-4635	C	6,068.968	6.62%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	14,507.321	15.83%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	8,382.484	9.15%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	6,041.877	6.59%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	80,684.764	11.19%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Mid Cap Growth Fund (continued)
SAXON & CO. FBO 20350023403902 P.O. BOX 7780-1888, PHILADELPHIA PA 19182	I	246,483.148	34.19%
BRIAN M ANGERAME 153 SPOONWOOD RD, WILTON CT 06897-4120	I	63,927.652	8.87%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	6,477.453	11.52%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	5,577.234	9.92%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	IS	35,608.549	63.34%
RELIANCE TRUST COMPANY TRSTEE FBO PIZZA LUCE RTIRMNT SVNGS PLN 401 2ND AVE N STE 210, MINNEAPOLIS MN 554012097	IS	2,984.364	5.31%
ELLEN ZOBRIST TTEE FBO PEPSI NEW HAVEN 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	1,093.409	29.59%
PAI TRUST COMPANY, INC. MEDIA SERVICES WORLD WIDE LLC 401(K 1300 ENTERPRISE DRIVE, DE PERE WI 541150000	R	277.899	7.52%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	2,168.396	58.69%

ClearBridge Select Fund
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	430,852.836	6.29%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	381,714.858	5.57%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	927,666.582	13.53%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	7,790,361.701	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	220,079.723	13.62%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	370,023.642	22.90%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	216,508.301	13.40%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	113,041.985	6.99%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Select Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	308,576.511	19.09%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	58,748.505	40.95%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	55,421.216	38.63%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	2,274,830.283	10.39%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	2,631,555.943	12.02%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	3,078,232.267	14.06%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	4,297,452.964	19.64%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	2,681,692.492	12.25%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	3,481,535.288	15.91%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	766,155.486	17.43%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	284,076.608	6.46%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	580,569.838	13.21%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	1,314,508.675	29.91%

ClearBridge Small Cap Growth Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	106,575.556	100.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	3,138,020.369	12.13%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	1,439,426.453	5.56%
PIMS/PRUDENTIAL RET FOR TTEE/CUST PL 005 NYC HLTH + HSPITLS TDA 55 WATER STREET, 26TH FLOOR, 26-118, NEW YORK NY 10041	A	1,658,311.346	6.41%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Small Cap Growth Fund (continued)
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	7,663,705.596	29.63%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	23,230.729	8.62%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	24,449.706	9.07%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	34,507.949	12.80%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	16,694.741	6.19%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	36,152.595	13.41%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	FI	41,802.358	17.93%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	FI	11,746.342	5.04%
PIMS/PRUDENTIAL RET FOR TTEE/CUST PL 009 JYHWK FNE CHMCLS 401(K) 8545 SOUTH EAST JAYHAWK DRIVE, GALENA KS 66739	FI	32,022.387	13.73%
FIIOC FBO HORIZONS 401(K) PLAN 100 MAGELLAN WAY (KW1C), COVINGTON KY 41015-1987	FI	18,626.669	7.99%
PIMS/PRUDENTIAL RET FOR TTEE/CUST PL 105 ROMAC IND, INC. 401(K) 21919 20TH AVE SE, SUITE 100, BOTHELL WA 980214404	FI	98,097.340	42.07%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	6,578,695.763	22.27%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	2,911,148.020	9.85%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	3,449,218.348	11.67%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	4,459,541.319	15.09%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	3,319,100.015	5.80%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	12,160,109.617	21.26%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Small Cap Growth Fund (continued)
DCGT AS TTEE/CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	IS	3,165,806.016	5.53%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	3,901,930.134	6.82%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	IS	6,424,603.899	11.23%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	7,265,986.743	12.70%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	R	578,813.742	29.62%
DCGT AS TTEE/CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	R	105,055.654	5.38%
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	265,606.443	13.59%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	R	613,012.106	31.37%

ClearBridge Small Cap Value Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,794,209.725	30.86%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	1,863,580.981	32.06%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	17,249.204	5.47%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	123,967.655	39.28%
BARBARA WOLF TTEE FBO MDCS FRNSCS PA 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C	21,388.898	6.78%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	30,919.880	9.38%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	125,227.174	38.01%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	18,963.143	5.76%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	49,354.960	16.88%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Small Cap Value Fund (continued)
MORI & CO 922 WALNUT ST, MAILSTOP TBTS 2, KANSAS CITY MO 64106	IS	18,897.298	6.46%
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS 211 NORTH BROADWAY, SUITE 1000, ST. LOUIS, MO 63102-2733	IS	203,154.053	69.50%

ClearBridge Sustainability Leaders Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	16,553.074	7.40%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	27,554.584	12.33%
UMB BANK NA FBO FIDUCIARY FOR RET PROGRAMS ONE SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	A	170,057.915	76.07%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	3,332.043	10.51%
ASCENSUS TRUST COMPANY FBO SWDSH-AMRCN CHMB OF COM 226264 P.O. BOX 10758, FARGO, ND 58106	FI	2,106.686	6.65%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	24,773.473	78.17%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	88,982.061	6.51%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	92,988.472	6.80%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	I	927,500.738	67.83%
DEREK DEUTSCH 20 WILMOT CIR, SCARSDALE NY 10583-6722	I	70,220.435	5.14%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	5,868.123	24.85%
OPPENHEIMER & CO INC CUST FBO COLETTE LAFOND BALL IRA UMA 314 COLLINS AVE, FLEETWOOD NY 10552	IS	2,977.824	12.61%
OPPENHEIMER & CO INC. FBO FBO RACHEL I CLAR ROTH IRA PAS FLEX 615 EDGEWOOD AVE, ROCHESTER NY 14618	IS	6,411.840	27.16%
OPPENHEIMER & CO INC. FBO OBYA PRPRTY LLC FBO RCHL I CLAR SP IRA EDGEWOOD AVE, ROCHESTER NY 14618	IS	1,188.498	5.03%
OPPENHEIMER & CO. INC. FBO TARA M WILSON PAS DIRECTED 2328 ROWE DR, SANTA ROSA CA 95403	IS	3,285.970	13.92%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Sustainability Leaders Fund (continued)
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	IS	1,436.070	6.08%

ClearBridge Tactical Dividend Income Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	3,323,721.599	43.54%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,889,355.050	24.75%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	2,988,613.107	100.00%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	184,361.725	6.99%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	268,921.439	10.19%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	538,941.298	20.43%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	500,405.971	18.96%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	211,866.546	8.03%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	155,330.869	5.89%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	365,461.450	13.85%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	702,109.429	24.64%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	460,515.155	16.16%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	146,596.079	5.15%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	190,755.682	6.70%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	356,751.209	12.52%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	427,897.263	15.02%
RELIANCE TRUST CO FBO ARDEN C/C P.O. BOX 78446, ATLANTA GA 30357	IS	1,027,740.635	92.36%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Conservative Growth Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	17,296,850.254	85.91%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	180,185.416	59.50%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	21,156.536	6.99%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	29,205.223	9.64%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	65,561.150	39.60%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	16,691.173	10.08%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	55,718.517	33.65%
MATRIX TRUST COMPANY FOR ADVISOR TRUST SOTERIX MEDICAL 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	369.647	7.91%
MATRIX TRUST COMPANY FOR ADVISOR TRUST. IHOP—NADIA & NADINE 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	2,027.567	43.39%
MATRIX TRUST COMPANY FOR ADVISOR TRUST . ONE WAY DEVELOPMENT 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	914.444	19.57%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	926.642	19.83%

QS Defensive Growth Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	7,712,388.745	83.68%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	11,019.762	16.07%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	15,318.492	22.34%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	7,805.912	11.38%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	10,287.468	15.00%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	11,832.137	17.26%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Defensive Growth Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	7,249.568	10.57%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	3,723.487	23.62%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY NJ 07310	C1	1,908.884	12.11%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	9,277.161	58.85%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	16,190.886	11.57%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	49,637.554	35.47%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	14,000.318	10.00%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	15,072.355	10.77%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	12,771.155	9.13%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	13,607.078	9.72%
MID ATLANTIC TRUST COMPANY FBO CAPTEC ENGINEERING INC 401(K) 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	I	8,373.301	5.98%
MATRIX TRUST CO FOR ADVISOR TRUST PYRLL IRA ROTH- NAZARENE APSTL 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	3,420.491	50.46%
MATRIX TRUST COMPANY FOR ADVISOR TRUST SOTERIX MEDICAL 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	553.785	8.17%
MATRIX TRUST COMPANY FOR ADVISOR TRUST HLLRD CTY SCHLS 403(B) PLN 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	407.329	6.01%
MATRIX TRUST COMPANY FOR ADVISOR TRUST IHOP - NADIA & NADINE, INC 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	2,164.479	31.93%

QS Global Dividend Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	10,011.716	20.72%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Global Dividend Fund (continued)
BNYM I S TRUST CO CUST ROLLOVER IRA HOPE E MUCKLOW 375 HARROGATE SPRINGS ROAD, WETUMPKA AL 36093-3609	A	5,024.697	10.40%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	A	9,991.670	20.68%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	6,399.660	13.25%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	A	9,873.554	20.44%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	800,227.350	100.00%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	2,286.973	34.42%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	3,918.588	58.98%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	FI	928.058	40.09%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	272.283	11.76%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	FI	1,114.472	48.15%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	80,724.721	70.99%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	27,644.115	24.31%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	5,325,213.614	20.02%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	3,327,802.411	12.51%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,128,117.974	8.00%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	1,637,057.779	6.16%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 3 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	1,811,155.232	6.81%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Global Dividend Fund (continued)
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	4,455,409.028	16.75%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	3,008,018.139	11.31%
STATE OF COLORADO COLLEGEINVEST EQUITY PORTFOLIO 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	2,366,659.731	8.90%

QS Global Equity Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	73,997.468	100.00%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	5,810,167.068	68.62%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	6,596.724	10.56%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	3,513.890	5.63%
ANDREA LEOPOLD TTEE FBO CHLDRNS SMLS DNTL CRE 401K C/O FASCORE 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C	11,903.100	19.06%
CAPITAL BANK & TRUST COMPANY TTEE F CT WILSON CONSTRUCTION 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C	7,524.173	12.05%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	86,600.348	10.74%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	I	443,776.739	55.04%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	69,399.782	8.61%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	40,902.233	5.07%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	IS	1,958.352	100.00%

QS Growth Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	41,279,812.897	90.64%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Growth Fund (continued)
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	40,765.402	12.32%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	54,617.696	16.50%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	28,232.811	8.53%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	99,037.468	29.92%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	21,973.796	6.64%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	48,932.834	14.78%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	10,846.472	7.81%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	34,951.609	25.16%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	15,659.484	11.27%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	26,872.258	19.35%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	9,166.346	6.60%
MATRIX TRUST COMPANY FOR ADVISOR TRUST PYRLL IRA- EDBL ARR 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,831.932	27.36%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST SOTERIX MEDICAL 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	403.826	6.03%
MATRIX TRUST COMPANY FOR ADVISOR TRUST, INC. CENNAIRUS PYRLL IRA 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,207.009	18.03%
MATRIX TRUST COMPANY FOR ADVISOR TRUST, INC. CENNAIRUS PYRLL IRA 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	819.640	12.24%
MATRIX TRUST COMPANY FOR ADVISOR TRUST, INC. CENNAIRUS PYRLL IRA 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,120.640	16.74%
MATRIX TRUST COMPANY FOR ADVISOR TRUST IHOP - NADIA & NADINE 717 17TH STREET, SUITE 1300, DENVER CO 8020	R	618.912	9.24%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Moderate Growth Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	24,826,051.571	86.09%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	39,938.227	15.76%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	55,416.006	21.87%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	26,628.261	10.51%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	74,010.015	29.21%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	38,947.848	16.87%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	14,058.725	6.09%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	46,265.616	20.03%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	62,449.662	27.04%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST SOTERIX MEDICAL 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	947.217	11.14%
MATRIX TRUST COMPANY FOR ADVISOR TRUST MRQS ZINC PLUS, LLC. PYRL 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	441.315	5.19%
MATRIX TRUST COMPANY FOR ADVISOR TRUST CENNAIRUS PYRLL IRA 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,519.104	17.87%
MATRIX TRUST COMPANY FOR ADVISOR TRUST IHOP - NADIA & NADINE 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,890.060	22.24%
MATRIX TRUST COMPANY FOR ADVISOR TRUST ONE WAY DEVELOPMENT 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	2,859.023	33.64%

QS S&P 500 Index Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	619,844.163	6.83%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	5,568,815.569	61.36%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS S&P 500 Index Fund (continued)
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	D	361,526.400	45.59%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	D	164,891.023	20.79%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY, WINDSOR CT 06095-4773	D	205,525.573	25.92%

QS U.S. Large Cap Equity Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	1,920.844	40.83%
PAI TRUST COMPANY, INC. TRIGINIX CORP 401(K) P/S PLAN 1300 ENTERPRISE DRIVE, DE PERE WI 541150000	FI	256.010	5.44%
PAI TRUST COMPANY, INC. RHNL CONSULTING INC 401(K) P/S PLAN 1300 ENTERPRISE DRIVE, DE PERE WI 541150000	FI	342.920	7.29%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	FI	1,786.995	37.99%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	I	3,255.640	100.00%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	6,036,083.142	16.83%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	4,260,511.737	11.88%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 2 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	1,882,001.336	5.25%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 3 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	2,675,001.363	7.46%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	5,249,843.085	14.64%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	4,423,840.408	12.33%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	1,981,938.394	5.53%
STATE OF COLORADO COLLEGEINVEST EQUITY PORTFOLIO 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	6,233,993.089	17.38%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio
METLIFE INSURANCE CO USA SHAREHOLDER ACCOUNTING DEPT 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	10,574,965.063	49.03%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	8,951,488.544	41.50%
TIAA-CREF LIFE SEP ACCNT VA-1 OF TIAA-CREF LIFE INS CO 8500 ANDREW CARNEGIE BLVD E2/N5, CHARLOTTE NC 28262-8500	I	1,134,729.976	5.26%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	II	768,522.933	10.12%
AXA EQUITABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT 70 525 WASHINGTON BLVD 35 FL, JERSEY CITY NJ 07310-1606	II	1,937,268.648	25.51%
SEPARATE ACCOUNT A OF PACIFIC LIFE, INSURANCE COMPANY 700 NEWPORT CENTER DR, NEWPORT BEACH CA 92660-6307	II	499,933.030	6.58%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	1,863,394.824	24.54%
PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE 700 NEWPORT CENTER DR, NEWPORT BEACH CA 92660-6307	II	806,838.566	10.63%

ClearBridge Variable Appreciation Portfolio
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	4,816,131.016	37.30%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	7,463,360.977	57.80%
AXA EQUITABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT 70 525 WASHINGTON BLVD 35 FL, JERSEY CITY NJ 07310-1606	II	425,237.142	11.24%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	1,385,548.783	36.63%
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	II	1,880,034.979	49.71%

ClearBridge Variable Dividend Strategy Portfolio
OHIO NATIONAL LIFE CO FBO SEPARATE ACCOUNTS P O BOX 237, CINCINNATI OH 45201-0237	I	2,298,240.899	47.18%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (continued)

ClearBridge Variable Dividend Strategy Portfolio (continued)
JEFFERSON NATIONAL LIFE INS CO ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600, LOUISVILLE KY 40223-6175	I	469,429.194	9.64%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	1,306,189.710	26.82%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	395,153.613	8.11%
MIDLAND NATIONAL LIFE INS CO SEPARATE ACCOUNT C 4350 WESTOWN PKWY, WEST DES MOINES IA 50266-1036	II	1,407,574.277	8.35%
AXA EQUITABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT 70 525 WASHINGTON BLVD 35 FL, JERSEY CITY NJ 07310-1606	II	2,296,534.124	13.62%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	2,468,539.600	14.64%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	9,870,825.220	58.53%

ClearBridge Variable Large Cap Growth Portfolio
JEFFERSON NATIONAL LIFE INS CO ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600, LOUISVILLE KY 40223-6175	I	781,842.191	17.34%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	3,454,719.976	76.62%
MIDLAND NATIONAL LIFE INS CO SEPARATE ACCOUNT C 4350 WESTOWN PKWY, WEST DES MOINES IA 50266-1036	II	513,664.482	7.27%
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	II	485,457.719	6.87%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	II	5,847,204.301	82.78%

ClearBridge Variable Large Cap Value Portfolio
OHIO NATIONAL LIFE CO FBO SEPARATE ACCOUNTS P O BOX 237, CINCINNATI OH 45201-0237	I	4,299,470.181	31.27%
GENWORTH LIFE & ANNUITY INS CO 6620 W BROAD ST BLDG 3 5TH FL, RICHMOND VA 23230-1721	I	737,407.178	5.36%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	5,313,658.531	38.65%
NATIONWIDE TRUST COMPANY, NWPP C/O IPO PRTFL ACCNTNG P.O. BOX 182029, COLUMBUS OH 43218-2029	I	1,990,352.955	14.48%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (continued)

ClearBridge Variable Mid Cap Portfolio
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	I	2,031,316.718	62.62%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	1,129,428.521	34.82%
PROTECTIVE LIFE INSURANCE COMPANY PO BOX 2606, BIRMINGHAM AL 35202-2606	II	2,390,497.358	38.04%
MIDLAND NATIONAL LIFE INS CO SEPARATE ACCOUNT C 4350 WESTOWN PKWY, WEST DES MOINES IA 50266-1036	II	393,685.328	6.26%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	II	2,065,954.739	32.88%
PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE 700 NEWPORT CENTER DR, NEWPORT BEACH CA 92660-6307	II	556,288.767	8.85%

ClearBridge Variable Small Cap Growth Portfolio
RIVERSOURCE LIFE INSURANCE CO 10468 AMERIPRISE FINANCIAL CENTER, MINNEAPOLIS MN 55474-0001	I	607,726.432	6.32%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	1,664,021.928	17.29%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	3,421,779.360	35.56%
PRINCIPAL LIFE INSCO CUST. FBO PRNCPL EXCTV VRBL UNVRSL LF II 711 HIGH STREET, DES MOINES, IA 50392	I	532,620.296	5.54%
NATIONWIDE TRUST COMPANY, NWVL14 C/O IPO PRTFL ACCNTNG P.O. BOX 182029, COLUMBUS OH 43218-2029	I	788,067.070	8.19%
PROTECTIVE LIFE INSURANCE COMPANY PO BOX 2606, BIRMINGHAM AL 35202-2606	II	778,462.303	17.65%
GUARDIAN INSURANCE & ANNUITY CO INC S/A R B 25Z 6255 STERNERS WAY, BETHLEHEM PA 18017-9464	II	274,124.711	6.21%
JEFFERSON NATIONAL LIFE INS CO ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600, LOUISVILLE KY 40223-6175	II	1,057,824.231	23.98%
MINNESOTA LIFE 400 ROBERT ST N, SAINT PAUL MN 55101-2037	II	382,796.850	8.68%
NATIONWIDE TRUST COMPANY, NWVA4 C/O IPO PRTFL ACCNTNG P.O. BOX 182029, COLUMBUS OH 43218-2029	II	298,318.023	6.76%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	809,664.456	18.35%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (continued)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
OHIO NATIONAL LIFE CO FBO SEPARATE ACCOUNTS P O BOX 237, CINCINNATI OH 45201-0237	I	83,643,834.225	96.37%
PROTECTIVE LIFE INSURANCE COMPANY PO BOX 2606, BIRMINGHAM AL 35202-2606	II	1,514,595.750	58.72%
PROTECTIVE LIFE INSURANCE COMPANY PO BOX 2606, BIRMINGHAM AL 35202-2606	II	595,223.158	23.08%
AXA EQUITABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT 70 525 WASHINGTON BLVD 35 FL, JERSEY CITY NJ 07310-1606	II	308,977.510	11.98%

QS Variable Conservative Growth
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	N/A	2,200,285.237	45.64%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	N/A	2,070,565.845	42.95%
VENERABLE INSURANCE AND ANNUITY COMPANY 1475 DUNWOODY DR, WEST CHESTER PA 19380-1478	N/A	418,644.685	8.68%
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	II	79,133.554	8.85%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	II	815,238.546	91.15%

QS Variable Growth
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	N/A	1,200,980.075	19.64%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	N/A	4,532,506.145	74.11%

QS Variable Moderate Growth
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	N/A	1,772,321.633	80.14%
VENERABLE INSURANCE AND ANNUITY COMPANY 1475 DUNWOODY DR, WEST CHESTER PA 19380-1478	N/A	380,216.653	17.19%

Legg Mason/QS Aggressive Model Portfolio
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	I	234,569.263	97.89%
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	II	6,726,161.473	100.00%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (continued)

Legg Mason/QS Conservative Model Portfolio
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	I	5,019.206	5.49%
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	I	86,347.669	94.51%
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	II	8,815,323.387	100.00%

Legg Mason/QS Moderately Aggressive Model Portfolio
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	I	318,077.440	98.44%
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	II	27,067,349.622	100.00%

Legg Mason/QS Moderately Conservative Model Portfolio
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	I	114,623.076	95.80%
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	II	13,079,796.625	100.00%

Legg Mason/QS Moderate Model Portfolio
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	I	192,119.333	97.45%
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	II	28,414,960.998	100.00%

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL—Alternative Credit Fund
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	184,128.369	17.59%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	90,724.196	8.67%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	509,022.860	48.63%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	122,736.770	27.58%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	40,986.581	9.21%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	83,547.616	18.78%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	27,881.380	6.27%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

BrandywineGLOBAL—Alternative Credit Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	104,535.273	23.49%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	3,827.052	36.41%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	FI	6,683.757	63.59%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	624,910.118	5.43%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	803,561.582	6.98%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,392,877.592	20.78%
GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	I	4,566,824.415	39.67%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	718,715.639	6.24%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	2,404,773.355	24.76%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,811,130.112	18.65%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,203,964.069	12.40%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	753,872.248	7.76%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	2,627,548.383	27.05%

BrandywineGLOBAL—Diversified US Large Cap Value Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	8,688.849	13.44%
BNYM I S TRUST CO CUST IRA FBO MICHAEL J SHAFFER 820 S CHARLES ST, BALTIMORE MD 21230-3905	A	13,682.774	21.16%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	4,494.118	6.95%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	A	3,895.014	6.02%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	1,902,090.792	100.00%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

BrandywineGLOBAL—Diversified US Large Cap Value Fund (continued)
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	2,397.742	39.48%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	1,517.677	24.99%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	600.791	9.89%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. KEITH KUWIK 403B 717 17TH STREET, SUITE 1300, DENVER CO 80202	C	1,278.413	21.05%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	45,406.456	21.73%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	14,395.763	6.89%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	12,109.315	5.79%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	72,199.136	34.55%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	5,453,934.196	20.66%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	3,209,010.673	12.16%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,223,338.490	8.42%
STATE OF COLORADO COLLEGEINVEST EQUITY PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	5,778,623.650	21.89%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	3,293,397.055	12.48%
ASCENSUS TRUST CO FBO NEIGHBORHOOD INSULATION SIMPLE IRA 552094 P.O. BOX 10758, FARGO, ND 58106	R	3,324.558	40.05%
ASCENSUS TRUST CO FBO STILLION INDUSTRIES SIMPLE IRA PLAN 552097 P.O. BOX 10758, FARGO, ND 58106	R	539.816	6.50%
ASCENSUS TRUST CO FBO DULIN AUTOMOTIVE SIMPLE IRA PLAN 5 2100 P.O. BOX 10758, FARGO, ND 58106	R	1,059.538	12.76%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	3,076.331	37.06%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

BrandywineGLOBAL—Dynamic US Large Cap Value Fund
MATRIX TRUST COMPANY CUST. FBO SMITH & DOWNEY, P.A. 717 17TH STREET, SUITE 1300, DENVER CO 80202	A	68,270.475	12.68%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	422,502.371	78.50%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	2,227.705	7.24%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	9,744.362	31.66%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	2,795.899	9.08%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	1,972.028	6.41%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	5,128.126	16.66%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	2,445.713	7.95%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	10,968.950	12.65%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	I	7,047.090	8.12%
JOHN L SHEA & AMY TYLER SHEA JTWROS 205 REX AVE, PHILADELPHIA PA 19118-3718	I	33,525.923	38.65%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	17,725.382	20.43%
BNYM I S TRUST CO CUST IRA FBO FRED FLESHER 64 PARTRIDGE LN, CHERRY HILL NJ 08003-1949	I	6,520.479	7.52%
WILLIAM L SNYDER 154 LONGFELLOW DR, MILLERSVILLE MD 21108-2701	I	10,929.975	12.60%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	1,524,740.692	9.98%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,623,574.332	17.17%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,251,681.971	8.19%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,603,366.450	10.50%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

BrandywineGLOBAL—Dynamic US Large Cap Value Fund (continued)
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	966,952.447	6.33%
IMMACULATE HEART MISSIONS INC 4651 25TH ST N, ARLINGTON VA 22207-3518	IS	1,183,610.765	7.75%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	1,838,871.091	12.04%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302. MILWAUKEE WI 53212	IS	840,009.808	5.50%
SEI PRIVATE TRUST COMPANY C/O REGIONS 1 FREEDOM VALLEY DRIVE, OAKS PA 19456	IS	787,284.638	5.15%
RELIANCE TRUST CO FBO SALEM TRUST R/R P.O. BOX 78446, ATLANTA GA 30357	IS	946,748.833	6.20%
ASCENSUS TRUST CO FBO ACCOUNTNET INC 401(K) PLAN 037223 P.O. BOX 10758, FARGO, ND 58106	R	4,127.909	48.12%
ASCENSUS TRUST CO FBO HERMANNI & LORENZO LAW GROUP RETIRE 225578 P.O. BOX 10758, FARGO, ND 58106	R	657.955	7.67%
ASCENSUS TRUST CO FBO FACILITATION ASSOCIATES INC 401K PL 486631 P.O. BOX 10758, FARGO, ND 58106	R	2,186.746	25.49%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	1,255.833	14.64%

BrandywineGLOBAL—Flexible Bond Fund
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	829,956.494	52.91%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	127,814.364	8.15%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	A	471,348.140	30.05%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	661,309.853	31.29%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	I	1,388,094.338	65.67%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	609,677.494	23.23%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	IS	2,004,578.163	76.36%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

BrandywineGLOBAL—Global High Yield Fund
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	A	2,096.416	8.69%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	5,614.803	23.27%
JOHN LIBRETTI 44 WILLOW AVE,HUNTINGTON NY 11743-4200	A	11,385.541	47.18%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	603.638	5.55%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	6,141.021	56.51%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	4,123.051	37.94%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	59,774.210	94.19%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	FI	3,466.371	5.46%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	27,963.113	16.26%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	141,877.698	82.51%
NORTHERN TRUST TTEE NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST 2001 K ST NW STE 1100, WASHINGTON DC 20006-1020	IS	3,647,805.172	77.49%

BrandywineGLOBAL—Global Opportunities Bond Fund
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	843,925.344	6.57%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	A	732,618.796	5.70%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	734,190.482	5.71%
PIMS/PRUDENTIAL RET FBO TTEE/CUST PL 768 ELDORADO RESORTS, INC. 100 WEST LIBERTY ST, SUITE 1150, RENO NV 89501	A	1,983,689.938	15.43%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	953,953.410	7.42%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	1,101,583.161	100.00%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

BrandywineGLOBAL—Global Opportunities Bond Fund (continued)
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	45,125.659	7.73%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	215,369.309	36.88%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	81,895.258	14.02%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	65,286.684	11.18%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	31,836.314	5.45%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	C1	6,322.258	9.54%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	13,392.259	20.21%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	6,927.400	10.45%
RBC CAPITAL MARKETS, LLC FBO CUSTOMERS 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402-1110	C1	5,216.641	7.87%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	12,352.424	18.64%
DCGT AS TTEE AND/CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	C1	4,436.940	6.70%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C1	7,922.335	11.96%
FRANCES S BRASWELL IRA 124 SPRING BR, WILLIAMSBURG VA 23185-3188	C1	3,900.116	5.89%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	279,344.877	16.72%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	FI	124,610.635	7.46%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ANNUITY PO BOX 368, INDIANAPOLIS IN 46206-0368	FI	111,882.363	6.70%
MASSMUTUAL C/O FUND OPERATIONS 1295 STATE STREET, SPRINGFIELD MA 01111	FI	112,321.404	6.72%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	684,703.820	40.99%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	17,021,447.825	27.52%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

BrandywineGLOBAL—Global Opportunities Bond Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	8,211,893.572	13.28%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	7,145,764.390	11.55%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	5,666,585.001	9.16%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	9,118,136.262	7.64%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	28,466,217.609	23.84%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	10,464,690.861	8.76%
FULTON COUNTY EMPLOYEES RETIREMENT SYSTEM 141 PRYOR ST SW STE 7001, ATLANTA GA 30303-3468	IS	6,605,595.934	5.53%
GREAT-WEST TRUST CO LLC TTEE F WELLS FARGO & CO GLOBAL BOND 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	IS	11,765,535.603	9.85%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	R	180,789.590	33.63%
MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST, MIP M200-INVST, SPRINGFIELD MA 01111-0001	R	100,028.332	18.61%
DCGT AS TTEE/CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	R	102,937.650	19.15%

BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	A	469.484	99.91%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	C	469.484	99.91%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	4,679.674	42.77%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	1,872.297	17.11%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	I	4,389.353	40.12%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	13,428,591.872	33.31%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged) (continued)
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	6,611,289.830	16.40%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	9,949,363.952	24.68%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	5,132,253.210	12.73%
STATE OF COLORADO COLLEGEINVEST FIXED INC PORT 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	2,159,204.971	5.36%

BrandywineGLOBAL—Global Unconstrained Bond Fund
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	160,754.078	9.34%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	169,798.180	9.87%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	13,007.156	7.13%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	23,559.173	12.92%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	16,548.709	9.07%
PHILIP CUNNINGHAM TOD BEN. ON FILE SUBJECT TO STA TOD RULES 926 SOUTHWICK CT, OAKLAND MI 48363-2379	C	17,125.130	9.39%
OPPENHEIMER & CO INC. FBO THE LEWIS FAMILY TRUST 08/31/92 364 ALTESSA BLVD, MELVILLE NY 11747	C	9,693.890	5.32%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	10,774.082	5.91%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	32,738.762	17.95%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	18,330.203	10.05%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	3,724.982	23.08%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	1,095.956	6.79%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	6,085.576	37.70%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

BrandywineGLOBAL—Global Unconstrained Bond Fund (continued)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	4,168.985	25.83%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	3,897.746	63.29%
VANGUARD BROKERAGE SERVICES A/C 4470-9886 PO BOX 1170, VALLEY FORGE PA 19482-1170	FI	2,260.712	36.71%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	5,110,323.138	12.95%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	13,858,470.629	35.11%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	3,600,780.517	9.12%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	2,520,243.982	6.38%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	12,143,942.900	30.77%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	2,121,910.138	10.27%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	2,628,573.479	12.72%
IMMACULATE HEART MISSIONS INC 4651 25TH ST N, ARLINGTON VA 22207-3518	IS	1,082,189.183	5.24%
WELLS FARGO BANK NA FBO TC HOSPITALS MNA PEN - FUNDS D 15245109 PO BOX 1533, MINNEAPOLIS MN 55480-1533	IS	2,931,824.566	14.19%
MITRA & CO FBO 98 C/O RELIANCE TRUST COMPANY WI 4900 WEST BROWN DEER RD, MILWAUKEE, WI 53223	IS	2,327,633.028	11.27%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	6,140,172.341	29.72%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	4,316.048	99.80%

BrandywineGLOBAL—International Opportunities Bond Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	5,061.248	9.28%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	9,406.023	17.25%
GREAT-WEST TRUST CO LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	A	29,225.942	53.59%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

BrandywineGLOBAL—International Opportunities Bond Fund (continued)
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	267.666	12.73%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	1,082.430	51.47%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	753.094	35.81%
MATRIX TRUST CO FOR ADVISOR TRUST KADES-MARGOLIS IRA MBD 717 17TH STREET, SUITE 1300, DENVER CO 80202	FI	440,031.444	49.73%
MATRIX TRUST COMPANY FOR ADVISOR TRUST KADES-MARGOLIS 403B MBD 717 17TH STREET, SUITE 1300, DENVER CO 80202	FI	370,353.843	41.85%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	50,434.769	5.70%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	374,036.736	19.94%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	349,676.183	18.64%
MITRA & CO FBO 98 C/O RELIANCE TRUST COMPANY WI 4900 WEST BROWN DEER RD, MILWAUKEE, WI 53223	I	123,918.564	6.60%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	828,832.532	44.18%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	139,019.636	5.48%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	542,700.513	21.39%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	788,655.459	31.09%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	550,985.580	21.72%
NORTHERN TRUST COMPANY CUST FBO THORNDALE BW LLC 26-8221 PO BOX 92956, CHICAGO IL 60675-0001	IS	176,093.626	6.94%
SEI PRIVATE TRUST COMPANY C/O ID 827 ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	147,736.318	5.82%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	1,029.500	100.00%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

ClearBridge Global Infrastructure Income Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	3,354.543	13.37%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	4,081.744	16.27%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	8,124.569	32.38%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	7,637.703	30.44%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	17,022.962	24.83%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	14,232.334	20.76%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	I	6,690.266	9.76%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	5,829.471	8.50%
BNYM I S TRUST CO CUST SEP IRA FBO G PETER O’BRIEN 118 MEADOW RD, RIVERSIDE CT 06878-2520	I	7,142.929	10.42%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	3,436.835	5.01%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	580,227.832	16.33%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	364,776.449	10.27%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	244,414.907	6.88%
RELIANCE TRUST CO FBO ARDEN C/C P.O. BOX 78446, ATLANTA GA 30357	IS	977,353.544	27.51%
NORTHERN TRUST CO CUST FBO STP TORTOISE MLP TR A/C 2228575 PO BOX 92956, CHICAGO, IL 60675	IS	1,188,645.700	33.45%

ClearBridge International Growth Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,270,876.977	17.63%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	204,630.061	99.99%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	130,548.252	12.35%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

ClearBridge International Growth Fund (continued)
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	162,181.027	15.35%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	56,682.036	5.36%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	401,105.747	37.96%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	1,325,150.704	52.76%
MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST, MIP M200-INVST, SPRINGFIELD MA 01111-0001	FI	214,452.631	8.54%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	FI	240,113.493	9.56%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	FI	186,354.762	7.42%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	7,941,516.056	12.86%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	3,659,946.037	5.93%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	5,339,760.476	8.65%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	19,837,265.728	32.13%
BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	I	5,087,497.727	8.24%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	3,898,376.629	28.63%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	1,102,401.627	8.10%
SEI PRIVATE TRUST COMPANY C/O ID 683 ONE FREEDOM VALLEY DRIVE, OAKS PA 19456	IS	1,422,421.232	10.45%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	1,156,143.528	8.49%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	R	31,215.389	6.86%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	R	78,684.119	17.30%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

ClearBridge International Growth Fund (continued)
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	141,784.182	31.17%
PIMS/PRUDENTIAL RET FOR TTEE/CUST PL 006 BUSH INDUSTRIES, INC. ONE MASON DRIVE, JAMESTOWN NY 14701	R	32,957.478	7.24%

ClearBridge Small Cap Fund
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	573,916.373	6.64%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	4,967,099.597	57.49%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	1,648,954.320	100.00%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	91,794.350	8.74%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	144,218.596	13.72%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	63,437.304	6.04%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	95,979.239	9.13%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	273,172.649	26.00%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	FI	3,891.285	8.52%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	16,805.673	36.78%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	FI	5,729.391	12.54%
DCGT AS TTEE/CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	FI	3,973.984	8.70%
WTRISC CO IRA OMNIBUS ACCT C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE, WASHINGTON DC 20002-4239	FI	13,664.847	29.91%
NATIONAL FINANCIAL SRVCS LLC FBO CUSTOMERS 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	I	957,650.910	14.80%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

ClearBridge Small Cap Fund (continued)
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO CUSTOMERS 4800 DEER LAKE DR E, JACKSONVILLE FL 32246-6484	I	1,461,303.647	22.59%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	636,274.556	9.84%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	642,935.087	9.94%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	660,979.307	10.22%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	655,696.089	18.54%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	276,732.001	7.82%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	330,405.925	9.34%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 3 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	176,883.476	5.00%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	365,701.741	10.34%
STATE OF COLORADO COLLEGEINVEST EQUITY PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	577,976.243	16.34%
STATE OF COLORADO COLLEGEINVEST US SMLL CP EQTY INDIV FUND OPT 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	213,429.790	6.03%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	236,811.669	6.69%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	R	10,298.876	9.44%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	R	5,774.441	5.29%
GREAT-WEST TRUST COMPANY LLC FBO FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	9,770.715	8.95%
ASCENSUS TRUST COMPANY FBO PORTER & MALOUF, PA 401(K) 501126 P.O. BOX 10758, FARGO, ND 58106	R	11,304.513	10.36%
MAC & CO 481302 500 GRANT STREET, ROOM 151-1010, PITTSBURGH PA 15258	R	19,415.080	17.79%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

ClearBridge Value Trust
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	7,310,620.076	51.36%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	72,826.090	5.34%
RBC CAPITAL MARKETS, LLC FBO CUSTOMERS 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402-1110	C	83,686.013	6.14%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	237,632.549	17.43%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	403,648.339	29.60%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	10,592.678	11.91%
GREAT-WEST LIFE & ANNUITY CLIENT PLANS FF 8515 E ORCHARD RD 2T2, ENGLEWOOD CO 80111-5002	FI	10,652.445	11.98%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	FI	17,242.622	19.39%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	12,236.806	13.76%
MG TRUST COMPANY CUST. FBO SOUTH FAYETTE SHOP & SAVE 401(K) 717 17TH ST STE 1300, DENVER CO 80202-3304	FI	6,570.553	7.39%
MID ATLANTIC TRUST CO FBO ALL TECH MARKETING 401(K) PROFIT SH 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	FI	10,552.566	11.87%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	217,219.873	7.40%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	198,600.390	6.77%
NATIONAL FINANCIAL SRVCS LLC FBO CUSTOMERS 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	I	241,579.444	8.23%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	288,393.186	9.83%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	246,191.376	8.39%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	952,802.943	32.46%
RELIANCE TRUST CO FBO ARDEN C/C P.O. BOX 78446, ATLANTA GA 30357	I	165,355.404	5.63%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

ClearBridge Value Trust (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	R	9,040.845	12.95%
MATRIX TRUST CO CUST. FBO PRESBYTERIAN HOME OF MARYLAND, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	4,508.532	6.46%
GREAT WEST TRUST CO LLC EMJAY FBO KCW ENGINEERING TECHNOLOG 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	11,230.696	16.09%
MATRIX TRUST CO CUST. FBO DAVIS HEATING AND COOLING INC. 401K 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	4,661.456	6.68%
GREAT-WEST TRUST CO LLC FBO FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	13,720.658	19.66%
ASCENSUS TRUST COMPANY FBO PORTER & MALOUF, PA 401(K) 501126 P.O. BOX 10758, FARGO, ND 58106	R	10,868.862	15.57%

Martin Currie Emerging Markets Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	7,993.019	7.94%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	35,948.585	35.72%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	A	5,438.226	5.40%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	37,915.597	37.68%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	31,442.327	23.79%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	C	39,514.070	29.89%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	56,595.829	42.81%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	16,971.079	30.97%
VANGUARD BROKERAGE SERVICES A/C 2107-1729 P. O. BOX 1170, VALLEY FORGE PA 19482-1170	FI	3,718.512	6.79%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

Martin Currie Emerging Markets Fund (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	30,204.181	55.12%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	1,117,183.199	10.15%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	1,237,378.464	11.25%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,653,576.514	24.12%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	953,352.300	8.67%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	2,879,854.855	26.18%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	975,469.823	9.80%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	3,540,448.537	35.57%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,735,118.236	17.43%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	650,312.999	6.53%
COMERICA BANK FBO DINGLE - ERISA P.O. BOX 75000 MAIL CODE 3446, DETROIT MI 48275	IS	911,655.527	9.16%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	1,112,382.224	11.18%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	559,264.492	5.62%

Martin Currie International Unconstrained Equity Fund
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	1,451.887	7.12%
KAREN M KENYON 2108 W SENECA STREET, BOX 278, OVID NY 14521	A	1,785.963	8.76%
DENNIS G LAWRENCE & RUTH K LAWRENCE 1136 N. WATERSIDE DR., FLAGSTAFF AZ 86004-8600	A	3,427.124	16.81%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	1,396.566	6.85%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

Martin Currie International Unconstrained Equity Fund (continued)
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	A	10,754.621	52.75%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	44,364.773	38.53%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	44,318.253	38.49%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	I	10,834.600	9.41%
RELIANCE TRUST CO FBO ARDEN C/C P.O. BOX 78446, ATLANTA GA 30357	IS	992,728.646	72.45%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	IS	372,547.399	27.19%

Martin Currie SMASh Series EM Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086		3,400,566.668	6.96%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901		27,329,400.136	55.97%
NEW YORK TRADES COUNCIL & HOTEL ASSOC OF NEW YORK CITY INC PENSION FUND 305 WEST 44TH STREET, NEW YORK NY 10036		5,364,479.701	10.99%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484		10,622,705.293	21.75%

QS Global Market Neutral Fund
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	A	10,261.278	96.26%
LEGG MASON INC, ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	C	5,056.843	100.00%
INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA, GREENWICH, CT 06830	I	494,446.220	92.47%
CHRISTOPHER W FLOYD & CORY L FLOYD JTWROS 29 FALMOUTH RD, WELLESLEY MA 02481-1216	I	32,162.786	6.01%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	3,044,286.084	45.30%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,905,921.267	28.36%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,216,563.220	18.10%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

QS Global Market Neutral Fund (continued)
LEGG MASON PARTNERS QS DEFENSIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	521,352.032	7.76%

QS International Equity Fund
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529, ATLANTA GA 30362	A	117,423.807	6.98%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	908,690.305	54.00%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	67,432.698	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	39,440.574	15.78%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	32,262.087	12.91%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	15,427.911	6.17%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	43,140.284	17.26%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	15,507.037	8.59%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	20,125.752	11.15%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	23,394.922	12.97%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	FI	24,398.524	13.52%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	FI	22,121.684	12.26%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	91,164.280	7.16%
NATIONAL FINANCIAL SRVCS LLC FBO CUSTOMERS 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	I	73,476.452	5.77%
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO CUSTOMERS 4800 DEER LAKE DR E, JACKSONVILLE FL 32246-6484	I	644,329.211	50.61%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	207,614.324	16.31%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

QS International Equity Fund (continued)
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	4,195,561.771	39.71%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,389,496.876	13.15%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,046,540.210	9.91%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,617,498.727	24.78%
MID ATLANTIC TRUST CO FBO ROSENHEIM & ASSOCIATES INC 401(K) PL 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	R	10,664.614	5.43%
THE HARTFORD, ONE HARTFORD PLAZA HARTFORD CT 06155	R	154,531.510	78.65%
MASSACHUSETTS MUTUAL INSURANCE COM 1295 STATE STREET, MIP M200-INVST, SPRINGFIELD MA 01111	R	11,231.287	5.72%
GREAT-WEST TRUST COMPANY LLC FBO FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	12,203.917	6.21%

QS Strategic Real Return Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	1,710.985	7.09%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	6,147.390	25.47%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	A	4,028.574	16.69%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	1,236.682	5.12%
DENISE L ADAMS 2010 W 49TH ST, MINNEAPOLIS MN 55419-5228	A	6,042.228	25.03%
BNYM I S TRUST CO CUST ROLLOVER IRA MARTIN J WOJNAR 3003 BAMLET RD, ROYAL OAK MI 48073-2918	A	1,554.504	6.44%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	89,932.751	100.00%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	2,111.859	41.94%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

QS Strategic Real Return Fund (continued)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	625.624	12.42%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	823.327	16.35%
CETERA INVESTMENT SVCS (FBO) BERYL W BENNER IRA 2XQ-00053-16 32 LANGLEY AVE, NEWPORT NEWS VA 23601-2134	C	1,475.184	29.29%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	3,301.416	6.88%
T ROWE PRICE TRUST CO FBO RETIREMENT PLAN CLIENTS P O BOX 17215, BALTIMORE MD 21297-1215	I	43,138.338	89.88%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	3,963,571.292	45.08%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,527,611.221	28.75%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,598,189.903	18.18%
LEGG MASON PARTNERS QS DEFENSIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	702,108.066	7.99%

QS U.S. Small Capitalization Equity Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	46,020.294	5.03%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	80,215.800	8.78%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	452,540.426	49.51%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	3,276,591.130	100.00%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	3,348.666	6.35%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	2,759.991	5.24%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	7,560.941	14.35%
WILLIAM TREAS TTEE FBO NLSN CRTR TRS LLC 401K PSPT C/O FASCORE LLC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C	4,628.644	8.78%

Name and Address	Class	Shares Held	As % of shares outstanding

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (continued)

QS U.S. Small Capitalization Equity Fund (continued)
CAPITAL BANK & TRUST CO TTEE F BURIEN TYTA/BURIEN CHVRLT 401K 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111-5002	C	24,223.844	45.96%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	884.252	60.71%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	240.702	16.53%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	FI	132.898	9.12%
MATRIX TRUST CO CUST. FBO PHYSIQUE MANAGEMENT 401(K) PLN 717 17TH STREET, SUITE 1300, DENVER CO 80202	FI	189.107	12.98%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	64,034.810	23.03%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	17,779.130	6.39%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	17,606.512	6.33%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	14,469.779	5.20%
FIDELITY INVS INST OP AGNT IRWIN FRTCH URQHRT & MRE LLC RET PLN 100 MAGELLAN WAY (KWIC), COVINGTON KY 41015-1987	I	121,032.996	43.53%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,791,884.638	19.86%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	963,928.836	10.69%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	573,099.405	6.35%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,121,562.987	12.43%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	728,350.885	8.07%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	3,373,741.390	37.40%

007CFN1203

[FORMS OF PROXY CARD/VOTING INSTRUCTION CARD*]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the postage-paid envelope

VIRTUAL MEETING at the following Website: http://www.meetingcenter.io/241978409 on June 15 at 10:00 a.m. Eastern Time
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
The Password for this meeting is
LMF2021.

Please detach at perforation before mailing.

PROXY	LEGG MASON GLOBAL ASSET MANAGEMENT TRUST, LEGG MASON PARTNERS EQUITY TRUST,
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED TO BE HELD ON JUNE 15, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Jeanne M. Kelly, Thomas C. Mandia, Harris C. Goldblat, Marc A. DeOliveira, Tara E. Gormel and Angela N. Velez, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund(s) which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of Legg Mason Global Asset Management Trust, Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust (each, a “Trust”), including their various series (each a “Fund” and together, the “Funds”), scheduled to be held, on Tuesday, June 15, 2021 at 10:00 a.m. (Eastern time), and at any adjournment(s) or postponement(s) thereof (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present. Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of Fund shareholders, the meeting will be held in a virtual meeting format that is accessible solely by means of remote communication, at the following Meeting website: http://www.meetingcenter.io/241978409. To participate in the Meeting, shareholders must enter the following password: LMF2021. Shareholders must also enter the 14-digit control number found in the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted “FOR” the election of all of the Nominees in Proposal 1.

VOTE VIA THE INTERNET:	www.proxy-direct.com
VOTE VIA THE TELEPHONE:	1-800-337-3503

LMG_31874_021621

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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*	The proxy card/voting instruction card that each shareholder receives will be tailored to indicate the Fund(s) in which that shareholder/contractholder holds shares.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders scheduled to be held virtually on June 15, 2021.

The Notice of Meeting, Joint Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmf-31874

FUNDS	FUNDS	FUNDS
Fund1	Fund2	Fund3
Fund4	Fund5	Fund6
Fund7	Fund8	Fund9
Fund10

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal The Board of Trustees responsible for your Fund(s) recommends that you vote “FOR” all of the Nominees in Proposal 1, as more fully described in the Joint Proxy Statement:

1.	To Elect Trustees of the Trust: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01. Paul R. Ades	02. Andrew L. Breech	03. Althea L. Duersten	04. Stephen R. Gross	05. Susan M. Heilbron
06. Howard J. Johnson	07. Arnold L. Lehman	08. Robin J.W. Masters	09. Jerome H. Miller	10. Ken Miller
11. G. Peter O’Brien	12. Thomas F. Schlafly	13. Jane Trust

	FOR	WITHHOLD	FOR ALL	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT	ALL	ALL	EXCEPT
01 Fund1	☐	☐	☐ 02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐ 04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐ 06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐ 08 Fund8	☐	☐	☐ .
09 Fund9	☐	☐	☐ 10 Fund10	☐	☐	☐ .

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	LMG 31874	xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours
VOTE BY MAIL
Vote, sign and date this Voting
Instruction Card and return in the postage-paid envelope

VIRTUAL MEETING at the following Website: http://www.meetingcenter.io/241978409 on June 15 at 10:00 a.m. Eastern Time
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
The Password for this meeting is
LMF2021.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	LEGG MASON GLOBAL ASSET MANAGEMENT TRUST, LEGG MASON PARTNERS EQUITY TRUST,
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
VOTING INSTRUCTION CARD FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED TO BE HELD ON JUNE 15, 2021

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the named fund(s) (the “Fund”).

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders of Legg Mason Global Asset Management Trust, Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust (each, a “Trust”), including their various series (each a “Fund” and together, the “Funds”), scheduled to be held, on Tuesday, June 15, 2021 at 10:00 a.m. (Eastern time), and at any adjournment(s) or postponement(s) thereof (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present. Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of contract/policy owners, the meeting will be held in a virtual meeting format that is accessible solely by means of remote communication, at the following Meeting website: http://www.meetingcenter.io/241978409. To participate in the Meeting, contract/policy owners must enter the following password: LMF2021. Contract/policy owners must also enter the 14-digit control number found in the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Joint Proxy Statement. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any voting instruction previously given.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” all of the Nominees in Proposal 1.

VOTE VIA THE INTERNET:	www.proxy-direct.com
VOTE VIA THE TELEPHONE:	1-866-298-8476

LMG_31874_021621_VI

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders scheduled to be held virtually on June 15, 2021.

The Notice of Meeting, Joint Proxy Statement and Voting Instruction Card are available at:

https://www.proxy-direct.com/lmf-31874

FUNDS	FUNDS	FUNDS
Fund1	Fund2	Fund3
Fund4	Fund5	Fund6
Fund7	Fund8	Fund9
Fund10

Please detach at perforation before mailing.

If no specific instructions are provided, this voting instruction card will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal The Board of Trustees responsible for your Fund(s) recommends that you vote “FOR” all of the Nominees in Proposal 1, as more fully described in the Joint Proxy Statement:

1.	To Elect Trustees of the Trust: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01. Paul R. Ades	02. Andrew L. Breech	03. Althea L. Duersten	04. Stephen R. Gross	05. Susan M. Heilbron
06. Howard J. Johnson	07. Arnold L. Lehman	08. Robin J.W. Masters	09. Jerome H. Miller	10. Ken Miller
11. G. Peter O’Brien	12. Thomas F. Schlafly	13. Jane Trust

	FOR	WITHHOLD	FOR ALL	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT	ALL	ALL	EXCEPT
01 Fund1	☐	☐	☐ 02 Fund2	☐	☐	☐
03 Fund3	☐	☐	☐ 04 Fund4	☐	☐	☐
05 Fund5	☐	☐	☐ 06 Fund6	☐	☐	☐
07 Fund7	☐	☐	☐ 08 Fund8	☐	☐	☐ .
09 Fund9	☐	☐	☐ 10 Fund10	☐	☐	☐ .

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 —Please keep signature within the box

/ /

Scanner bar code

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